I Share Prospectus

US Equity Funds

Balanced	Large Cap Growth

Diversified Value	Opportunity

Dividend Focused	Select Equities

Equities	Small Cap Growth

Focused Equities	Value Added

Growth Equities	Value Opportunities

Large Cap Core

This Prospectus tells you about the Institutional Class shares of thirteen of the separate investment funds offered by TCW Funds, Inc., each of which has different investment objectives and policies. Please read this document carefully and keep it for future reference. Sometimes we will refer to the funds in this prospectus as TCW Equity Funds.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

February 28, 2007

The Firm

Founded in 1971, the TCW Group (TCW) provides a broad range of international and US equity and fixed income investment products and services for investors around the world. With a team of more than 325 investment and administrative professionals located in Los Angeles, New York and Houston, TCW has a broad depth of knowledge, investment experience and research capability. TCW Investment Management Company, a member of TCW and an investment advisor registered with the Securities and Exchange Commission, will act as the advisor to the TCW Funds.

TCW Funds, Inc.

This prospectus tells you about the Class I shares of thirteen of the separate investment funds offered by TCW Funds, Inc., each of which has different investment objectives and policies. Please read this document carefully, and keep it for future reference. Sometimes we will refer to the funds in this prospectus as the TCW Equity Funds.

TCW Balanced Fund

TCW Diversified Value Fund

TCW Dividend Focused Fund

TCW Equities Fund

TCW Focused Equities Fund

TCW Growth Equities Fund

TCW Large Cap Core Fund

TCW Large Cap Growth Fund

TCW Opportunity Fund

TCW Select Equities Fund

TCW Small Cap Growth Fund

TCW Value Added Fund

TCW Value Opportunities Fund

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

February 28, 2007

GENERAL FUND INFORMATION

Investment Objectives and Principal Strategies

TCW Funds, Inc.	Investment Objectives	Principal Investment Strategies
TCW Balanced Fund	Long-term capital appreciation and high current income	Invests in equity and debt securities.
TCW Diversified Value Fund	Capital appreciation	Invests in equity securities of large capitalization companies.
TCW Dividend Focused Fund	High level of dividend income	Invests at least 80% of the value of its net assets in equity securities of issuers which pay dividends.
TCW Equities Fund	Long-term capital appreciation	Invests in equity securities of large capitalization companies trading below their intrinsic value.
TCW Focused Equities Fund	Long-term capital appreciation	Invests in the equity securities of 25-40 large capitalization companies
TCW Growth Equities Fund	Long-term capital appreciation	Invests in equity securities of emerging growth companies.
TCW Large Cap Core Fund	Long-term total return	Invests 80% of the value of its net assets in equity securities of large cap growth and value companies.
TCW Large Cap Growth Fund	Long-term capital appreciation	Invests in the equity securities of 30-50 large capitalization companies.
TCW Opportunity Fund	Capital appreciation	Invests in equity securities of small capitalization companies.
TCW Select Equities Fund	Long-term capital appreciation	Invests in common stock of large capitalization companies.
TCW Small Cap Growth Fund	Long-term capital appreciation	Invests at least 80% of the value of its net assets in equity securities issued by small capitalization growth companies.
TCW Value Added Fund	Long-term capital appreciation	Invests in equity securities issued by small capitalization value companies.
TCW Value Opportunities Fund	Long-term capital appreciation	Invests in equity securities of mid cap value companies.

Under adverse market conditions, each Fund could invest some or all of its assets in money market securities. Although the Funds would do this only in seeking to avoid losses, it could have the effect of reducing the benefit from any upswing in the market.

Principal Risks

All of the TCW Equity Funds are affected by changes in the economy, or in securities and other markets. There is also the possibility that investment decisions the Advisor makes will not accomplish what they were designed to achieve or that companies in which the Funds invest will have disappointing performance or not pay their debts.

Risk is the chance that you will lose money on your investment or that it will not earn as much as you expect. In general, the greater the risk, the more money your investment can earn for you and the more you can lose. Since shares of a Fund represent an investment of securities with fluctuating market prices, the value of Fund shares will vary as each Fund’s portfolio securities increase or decrease in value. Therefore, the value of an investment in a Fund could go down as well as up. All investments are subject to:

•	MARKET RISK

There is the possibility that the returns from the types of securities in which a Fund invests will underperform returns from the various general securities markets or different asset classes. Different types of securities tend to go through cycles of outperformance and underperformance in comparison to the general securities markets.

•	SECURITIES SELECTION RISK

There is the possibility that the specific securities held in a Fund’s portfolio will underperform other funds in the same asset class or benchmarks that are representative of the general performance of the asset class because of the portfolio manager’s choice of securities.

•	PRICE VOLATILITY

There is the possibility that the value of the Fund’s portfolio will change as the prices of its investments go up or down. Although stocks offer the potential for greater long-term growth than most fixed income securities, stocks generally have higher short-term volatility. The Growth Equities, Opportunity, Small Cap Growth, Value Added and Value Opportunities Funds are subject to greater price volatility than other funds because they invest primarily in securities of small or medium sized companies.

•	SMALL AND MEDIUM CAPITALIZATION COMPANY RISK

Funds such as the Growth Equities, Opportunity, Small Cap Growth, Value Added and Value Opportunities Funds that invest a portion of their assets in the equity securities of companies with small and medium market capitalizations are subject to certain risks. Companies with small and medium size market capitalization often have narrower markets, fewer products or services to offer and more limited mangerial and financial resources than do larger more established companies. As a result, their performance can be more volatile, and they face a greater risk of business failure, which could increase the volatility and risk of loss of a fund’s assets.

•	PORTFOLIO MANAGEMENT RISK

There is the possibility that the strategies used by the Advisor and its securities selections will fail to produce the intended results.

•	NON-DIVERSIFICATION RISK

Because a relatively high percentage of each non-diversified Fund’s assets (the Diversified Value, Dividend Focused and Opportunity Funds are diversified funds) may be invested in the securities of a limited number of issuers, the non-diversified Funds may be more susceptible to any single economic, political or regulatory occurrence than a diversified fund.

Each Fund may also be subject (in varying degrees) to the following risks:

•	LIQUIDITY RISK

There is the possibility that a Fund may lose money or be prevented from earning capital gains if it cannot sell a security at the time and price that is most beneficial to the Fund. The Growth Equities, Opportunity, Small Cap Growth, Value Added, and Value Opportunities Funds are subject to liquidity risk because they invest primarily in securities of small or medium sized companies.

•	FOREIGN INVESTING RISK

There is the likelihood that foreign investments may be riskier than U.S. investments because of a lack of political stability, foreign controls on investment and currency exchange rates, fluctuations in currency exchange rates, withholding taxes, and lack of adequate company information. Each Fund is subject to foreign investing risk because it may invest to a limited extent in foreign company securities. In addition, because foreign securities generally are denominated and pay dividends or interest in foreign currencies, and each Fund may hold various foreign currencies, the value of the net assets of these Funds as measured in U.S. dollars can be affected favorably or unfavorably by changes in exchange rates.

•	CREDIT RISK

There is the possibility that a Fund could lose money if an issuer is unable to meet its financial obligations such as payment of principal and/or interest on an instrument, or goes bankrupt.

•	JUNK BONDS

These bonds are speculative in nature. They are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. The convertible securities that a Fund may invest in may be primarily below investment grade.

Each Fund may be more susceptible to some of the risks discussed on the previous page than others, as noted in the description of each Fund. A more detailed explanation of these risks is presented under the “Risk Considerations of Investing” section at page 52.

Because each Fund (except the Diversified Value, Dividend Focused and Opportunity Funds) is non-diversified for Investment Company Act of 1940 (“1940 Act”) purposes, it may invest more than 5% of its total assets in the securities of any one issuer. Consequently, its exposure to credit and market risks associated with that issuer is increased.

Your investment is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person; you may lose money by investing in a Fund. When you sell your shares of a Fund, they could be worth more or less than what you paid for them.

Performance Summary

The barchart and table below show each Fund’s annual and after-tax returns and its long-term performance with respect to its Class I shares. The barchart shows you how the Fund’s performance has varied from year to year. The barchart for the Equities and Value Opportunities Funds includes the performance of the predecessor entity or limited partnership of each Fund. The predecessor entity or limited partnership was managed by an affiliate of TCW Investment Management Company, using the same investment strategy as the Fund. The table compares the before and after-tax returns of each Fund over time to that of a broad-based securities market index for the period of time the Fund has been registered with the Securities and Exchange Commission as an investment company under the Investment Company Act of 1940 (“1940 Act”). No performance data is shown for the Balanced and Large Cap Growth Funds because they do not have a full year of operations. Both tables assume reinvestment of dividends and distributions.

The performance of the partnership was calculated using performance standards applicable to private investment partnerships, which take into account all elements of total return and reflect the deduction of fees and expenses of operation. The predecessor limited partnership was not registered under the 1940 act and, therefore, were not subject to certain investment restrictions imposed by 1940 Act and Subchapter M of the Internal Revenue Code of 1986, as amended. If the limited partnership had been registered under the 1940 Act its performance could have been adversely affected.

The performance information for the Dividend Focused and Opportunity Funds includes the performance of its predecessor fund (“Predecessor Fund”), which prior to December 14, 2001, was managed by SG Cowen Asset Management Inc. The performance of the Predecessor Funds in the tables was calculated using the fees and expenses (not including the sales charge of 4.75% for Class A shares) of the Class A shares of the Predecessor Funds.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant if you hold shares of a Fund through a tax-deferred arrangement, such as an individual retirement account. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

As with all mutual funds, past performance, both before and after taxes, is not a prediction of future results.

TCW Diversified Value Fund

TCW Dividend Focused Fund

TCW Equities Fund

Focused Equities Fund

TCW Growth Equities Fund

Large Cap Core Fund

TCW Opportunity Fund

TCW Select Equities Fund

TCW Small Cap Growth Fund

TCW Value Added Fund

TCW Value Opportunities Fund

Best and worst quarterly performance during this period

Fund	Performance
• Diversified Value Fund
Quarter ended December 31, 2004	11.56% (Best)
Quarter ended September 30, 2004	– 1.61% (Worst)
• Dividend Focused Fund
Quarter ended December 31, 2006	6.53% (Best)
Quarter ended March 31, 2005	– 0.87% (Worst)
• Equities Fund
Quarter ended December 31, 1998	20.89% (Best)
Quarter ended September 30, 2002	– 20.98% (Worst)
• Focused Equities Fund
Quarter ended December 31, 2006	7.76% (Best)
Quarter ended June 30, 2006	– 0.94% (Worst)
• Growth Equities Fund
Quarter ended December 31, 2004	12.81% (Best)
Quarter ended March 31, 2005	– 9.54% (Worst)
• Large Cap Core Fund
Quarter ended December 31, 2006	6.15% (Best)
Quarter ended March 31, 2005	– 2.61% (Worst)
• Opportunity Fund
Quarter ended June 30, 2003	23.82% (Best)
Quarter ended September 30, 1998	– 21.57% (Worst)
• Select Equities Fund
Quarter ended December 31, 1999	31.16% (Best)
Quarter ended September 30, 2001	– 25.75% (Worst)
• Small Cap Growth Fund
Quarter ended December 31, 1999	80.25% (Best)
Quarter ended September 30, 2001	– 45.09% (Worst)
• Value Added Fund
Quarter ended December 31, 2001	32.18% (Best)
Quarter ended September 30, 2002	– 32.34% (Worst)
• Value Opportunities Fund
Quarter ended December 31, 2001	30.09% (Best)
Quarter ended September 30, 2002	– 25.69% (Worst)

Average Annual Total Returns For the Periods ended December 31, 2006	1 year	5 years	From Inception/ Registration or 10 years
• Diversified Value Fund
Return Before Taxes	18.85%	N/A	15.42%
Return After Taxes on Distributions	18.61%	N/A	15.06%
Return After Taxes on Distributions and Sale of Fund Shares	12.56%	N/A	13.27%
Russell 1000 Value Index(1)	22.25%	N/A	15.09%
• Dividend Focused Fund
Return Before Taxes	18.45%	N/A	14.59%
Return After Taxes on Distributions	17.86%	N/A	14.57%
Return After Taxes on Distributions and Sale of Fund Shares	12.73%	N/A	12.48%
Russell 1000 Value Index(1)	22.25%	N/A	17.60%
• Equities Fund
Return Before Taxes from Registration Date (6/3/98)	15.37%	9.17%	7.81%
Return After Taxes on Distributions from Registration Date	14.04%	8.68%	7.40%
Return After Taxes on Distributions and Sale of Fund Shares from Registration Date	11.75%	7.82%	6.70%
S&P 500 Index from Registration Date(2)	15.79%	6.19%	4.74%
Return Before Taxes Including Limited Partnership Performance	15.37%	9.17%	8.44%
• Focused Equities Fund
Return Before Taxes	15.36%	N/A	15.15%
Return After Taxes on Distributions	15.32%	N/A	15.13%
Return After Taxes on Distributions and Sale of Fund Shares	10.03%	N/A	13.03%
S&P 500 Index(2)	15.79%	N/A	13.15%
• Growth Equities Fund
Return Before Taxes	3.69%	N/A	8.66%
Return After Taxes on Distributions	3.69%	N/A	8.66%
Return After Taxes on Distributions and Sale of Fund Shares from Registration Date	2.40%	N/A	7.45%
Russell Midcap Growth Index(3)	10.66%	N/A	11.57%
• Large Cap Core Fund
Return Before Taxes	12.75%	N/A	13.43%
Return After Taxes on Distributions	11.90%	N/A	12.95%
Return After Taxes on Distributions and Sale of Fund Shares	8.69%	N/A	11.35%
S&P 500 Index(2)	15.79%	N/A	13.15%

(1) The Russell 1000 Value Index measures the performance of 1,000 of the 3,000 largest US domiciled companies (based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

(2) The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

(3) The Russell Midcap Growth Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

Average Annual Total Returns For the Periods ended December 31, 2006	1 year	5 years	From Inception/ Registration or 10 years
• Opportunity Fund
Return Before Taxes	11.44%	10.93%	11.44%*
Return After Taxes on Distributions	10.45%	10.35%	10.86%*
Return After Taxes on Distributions and Sale of Fund Shares	8.53%	9.47%	9.93%*
Russell 2000 Index(4)	18.37%	11.39%	9.44%*
• Select Equities Fund
Return Before Taxes	– 5.12%	3.07%	7.86%*
Return After Taxes on Distributions	– 5.24%	3.04%	6.47%*
Return After Taxes on Distributions and Sale of Fund Shares	– 3.62%	2.63%	6.22%*
Russell 1000 Growth Index(5)	9.07%	2.69%	5.44%*
• Small Cap Growth Fund
Return Before Taxes	13.79%	1.23%	3.44%*
Return After Taxes on Distributions	13.79%	1.23%	3.09%*
Return After Taxes on Distributions and Sale of Fund Shares	8.97%	1.05%	2.93%*
Russell 2000 Growth Index(6)	13.35%	6.93%	4.88%*
• Value Added Fund
Return Before Taxes	18.21%	6.60%	9.78%
Return After Taxes on Distributions	15.29%	5.39%	8.62%
Return After Taxes on Distributions and Sale of Fund Shares	14.39%	5.40%	8.18%
Russell 2000 Value Index(7)	23.48%	15.37%	16.37%
• Value Opportunities
Return Before Taxes from Registration Date (11/3/97)	12.90%	7.57%	14.08%
Return After Taxes on Distributions from Registration Date	11.08%	6.85%	12.91%
Return After Taxes on Distributions and Sale of Fund Shares from Registration Date	10.11%	6.38%	12.01%
Russell Midcap Value Index from Registration Date(8)	20.22%	15.88%	12.19%
Return Before Taxes Including Limited Partnership Performance	12.90%	7.57%	15.27%

* Represents the ten year return

(4) The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index with an average market capitalization of approximately $580 million.

(5) The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

(6) The Russell 2000 Growth Index contains those Russell 2000 securities with a greater-than-average growth orientation. Securities in this index generally have higher price-to-book and price-to-earnings ratios than those in the Russell 2000 Value Index.

(7) The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

(8) The Russell Midcap Value Index is a market capitalization-weighted index of medium-capitalization value-oriented stocks of US companies.

Fund Expenses and Expense Example

As an investor, you pay certain fees and expenses in connection with the Funds, which are described in the table below. Annual Fund operating expenses are paid out of Fund assets, so their effect is included in the share price. The Class I shares of the Funds have no sales charge (load) or Rule 12b-1 distribution fees.

FEE TABLE

		Balanced	Diversified Value	Dividend Focused	Equities	Focused Equities	Growth Equities	Large Cap Core	Large Cap Growth	Opportunity	Select Equities	Small Cap Growth	Value Added	Value Opportunities
Shareholder Transaction Fees
1)	Redemption Fees.	None	None	None	None	None	None	None	None	None	None	None	None	None
2)	Exchange Fees	None	None	None	None	None	None	None	None	None	None	None	None	None
3)	Contingent Deferred Sales Load	None	None	None	None	None	None	None	None	None	None	None	None	None
4)	Maximum Sales Charge (Load) on Reinvested Dividends	None	None	None	None	None	None	None	None	None	None	None	None	None
5)	Maximum Sales Charge (Load) on Purchases	None	None	None	None	None	None	None	None	None	None	None	None	None
Annual Fund Operating Expenses
	Management Fees	0.60%	0.75%	0.75%	0.55%	0.65%	1.00%	0.55%	0.65%	0.90%	0.75%	1.00%	1.00%	0.80%
	Distribution (12b-1) Fees	None	None	None	None	None	None	None	None	None	None	None	None	None
	Other Expenses	17,522.03%	0.19%	0.12%	0.20%	1.60%	0.50%	0.61%	2.58%	0.26%	0.14%	0.40%	0.73%	0.15%
	Total Annual Fund Operating Expenses	17,582.03%(1)	0.94%	0.87%	0.75%	2.25%(2)	1.50%	1.16%	3.23%(3)	1.16%	0.89%	1.40%	1.73%(4)	0.95%

1 The Advisor paid the operating expenses of the Fund to reduce Annual Fund Operating Expenses to the extent necessary to limit the operating expenses to an amount not to exceed the trailing monthly expense ratio for comparable funds as reported by Lipper, Inc. The expense limitation is voluntary and is terminable on six months notice. For the fiscal year ended October 31, 2006, the Fund’s Annual Operating Expenses were 1.64% of Net Assets as a result of the expense limitation.

2 The Advisor paid the operating expenses of the Fund to reduce Annual Fund Operating Expenses to the extent necessary to limit the operating expenses to an amount not to exceed the trailing monthly expense ratio for comparable funds as reported by Lipper, Inc. The expense limitation is voluntary and is terminable on six months notice. For the fiscal period ended October 31, 2006, the Fund’s Annual Operating Expenses were 1.38% of Net Assets as a result of the expense limitation.

3 The Advisor paid the operating expenses of the Fund to reduce Annual Fund Operating Expenses to the extent necessary to limit the operating expenses to an amount not to exceed the trailing monthly expense ratio for comparable funds as reported by Lipper, Inc. The expense limitation is voluntary and is terminable on six months notice. For the fiscal period ended October 31, 2006, the Fund’s Annual Operating Expenses were 1.45% of Net Assets as a result of the expense limitation.

4 The Advisor paid the operating expenses of the Fund to reduce Annual Fund Operating Expenses to the extent necessary to limit the operating expenses to an amount not to exceed the trailing monthly expense ratio for comparable funds as reported by Lipper, Inc. The expense limitation is voluntary and is terminable on six months notice. For the fiscal period ended October 31, 2006, the Fund’s Annual Operating Expenses were 1.57% of Net Assets as a result of the expense limitation.

EXPENSE EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 Initial Investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether or not you sold your shares at the end of a period. Because actual return and expenses will be higher or lower, the Example is for comparison purposes only.

	1 Year	3 Years	5 Years	10 Years
Balanced*	$10,000	N/A	N/A	N/A
Diversified Value	$96	$300	$520	$1,155
Dividend Focused	$89	$278	$482	$1,073
Equities	$77	$240	$417	$930
Focused Equities	$228	$703	$1,205	$2,585
Growth Equities	$153	$474	$818	$1,791
Large Cap Core	$118	$368	$638	$1,409
Large Cap Growth	$326	$995	$1,688	$3,531
Opportunity Fund	$118	$368	$638	$1,409
Select Equities	$91	$284	$493	$1,096
Small Cap Growth	$143	$443	$766	$1,680
Value Added	$176	$545	$939	$2,041
Value Opportunities	$997	$303	$525	$1,166

* Based on the Fund’s net assets after reimbursement the Expense Example would be:

	1 Year	3 Years	5 Years	10 Years
Balanced	$167	$517	$892	$1,914

TCW Balanced Fund

Investment Objectives/Approach

The Fund seeks long-term capital appreciation. The Fund also seeks to produce high current income. To pursue these goals, the Fund will invest in a combination of common stocks, preferred stocks, rights or warrants to purchase common or preferred stock, American Depository Receipts (“ADRs”), other securities with equity characteristics, convertible preferred stocks, convertible debt securities, U.S. Government and corporate debt securities, and other debt securities, including mortgage- and asset-backed securities, unless maintaining a temporary defensive position. Investments in non-U.S. corporate debt securities will be U.S. dollar denominated. ADRs are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying foreign security. The allocation of assets invested in each type of security is designed to balance long-term capital appreciation and yield income. The Fund expects to change its allocation mix over time based on the Advisor’s view of economic conditions and underlying security values. It is anticipated that the range of equity securities will be between 55% and 75% of the Fund’s total assets and debt securities will be in the range of 25% to 45% of the Fund’s total assets.

When evaluating equity securities, the Advisor emphasizes investing in companies that tend to have one or more characteristics that are lower than the equivalent characters for companies in the S&P Index and prefer companies with a dividend yield although a dividend yielding stock is not obligatory. The Advisor seeks companies it believes are neglected or out-of-favor and whose stock prices are low in relation to current earnings, cash flow, book value and sales and those companies that have reasonable prospects for growth even though expectations for these companies are low and their valuations are temporarily depressed.

When evaluating debt securities, the Advisor uses a bottom-up investment process that focuses more on security and sector selection than macro-economic variables. The Advisor’s investment process seeks to add value by selecting the best available debt securities as well as tactically allocating between various sectors from time to time. In managing the Fund’s investments the Advisor uses a controlled risk approach. The techniques of this approach attempt to control the principal risk components of the fixed income market. These components include:

•	security selection within a given sector

•	relative performance of the various market sectors

•	the shape of the yield curve

•	fluctuations in the overall level of interest rates

Typically, the Fund sells an individual security when the company fails to meet expectations, there is a deterioration of the underlying fundamentals, the intermediate and long-term prospects for the company are poor, there is a perceived deterioration in the credit fundamentals of the issuer or the Advisor determines to take advantage of a better investment opportunity.

Jeffrey E. Gundlach and Diane E. Jaffee are the Fund’s portfolio managers.

Main Risks

The primary risks affecting the Fund are “equity risk,” “credit risk,” “interest rate risk” (including “extension risk” and “prepayment risk”), “price volatility risk” and “liquidity risk.”

Equity risk is the risk that stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or extended periods. The value of stocks and other equity securities will change based on changes in a company’s financial condition and in overall market and economic conditions. Price volatility refers to the possibility that the value of the Fund’s portfolio will change as the price of its instruments go up or down. The Fund’s returns may vary, and you could lose money.

Credit risk refers to the likelihood that the Fund could lose money if an issuer is unable to meet its financial obligation, such as the payment of principal and/or interest on an instrument, or goes bankrupt. Interest rate risk refers to the possibility that the value of the Fund’s portfolio investments may fall since fixed income securities generally fall in value when interest rates rise. The longer the maturity of a fixed income instrument, the more sensitive it will be to fluctuations in value from interest rate changes. Changes in interest rates may have a significant effect on the Fund, because it may hold securities with long terms to maturity and mortgage-based securities, including collateralized mortgage obligations and stripped mortgage securities. Its holding of mortgage-based securities can reduce returns if owners of the underlying mortgages pay off their mortgages sooner than anticipated when interest rates go down. Because this Fund will invest in mortgage-backed securities, it may be subject to extension risk and prepayment risk, which are both a type of interest rate risk. Extension risk refers to the possibility that rising interest rates may cause owners of the underlying mortgages to pay off their mortgages at a slower than expected rate. This particular risk may effectively change a security which was considered short or intermediate term into a long-term security. Long-term securities generally drop in value more dramatically in response to rising interest rates than short or intermediate-term securities. Prepayment risk refers to the possibility that falling interest rates may cause owners of the underlying mortgages to pay off their mortgages at a faster than expected rate. This tends to reduce returns since the funds prepaid will have to be reinvested at the then lower prevailing rates. Liquidity risk refers to the possibility that the Fund may lose money or be prevented from earning capital gains if it cannot sell a security at the time and price most beneficial to the Fund. Mortgage-backed securities have experienced periods of market liquidity.

The Fund may also be subject to “investment style risk.” The Adviser primarily uses a particular style or set of styles—in this case “value” styles—to select equity investments for the Fund. These styles may be out of favor or may not produce the best results on short or longer time periods and may increase the volatility of the Fund’s share price.

TCW Diversified Value Fund

Investment Objectives/Approach

The Fund seeks capital appreciation, with a secondary goal of current income. To pursue this goal, the Fund invests primarily in equity securities of large capitalization companies. The securities include common and preferred stock and convertible securities. The Fund will invest (except when maintaining a temporary defensive position) at least 65% of the value of its net assets in equity securities of companies with a market capitalization of greater than $2 billion at the time of purchase. The Fund will invest mostly in “value companies.”

Concepts to understand

Large capitalization companies are established companies that are considered known quantities. Large capitalization companies often have the resources to weather economic shifts, though they can be slower to innovate than small companies.

Value companies are companies that appear underpriced according to certain financial measurements of their intrinsic worth or business prospects (such as price-to-earnings or price-to-book ratios). Because a stock can remain undervalued for years, value investors often look for factors that could trigger a rise in prices.

In managing the Fund’s investments, the Advisor blends a number of investment strategies. The Advisor emphasizes investing in companies that tend to have one or more characteristics that are lower than the equivalent characteristics for companies in the S&P 500 Index. The Advisor seeks companies that it believes are neglected or out of favor and whose stock prices are low in relation to current earnings, cash flow, book value and sales and those companies that have reasonable prospects for growth even though the expectations for these companies are low and their valuations are temporarily depressed.

The Fund will generally invest in equity securities which include common and preferred stock; rights or warrants to purchase common or preferred stock; securities convertible into common or preferred stock, such as convertible bonds and debentures; American Depository Receipts (ADRs); and other securities with equity characteristics. ADRs are typically certificates issued by U.S. banks which represent a stated number of shares of a foreign corporation that a bank holds in its vault.

The Fund may invest some its assets in covered call options. A call option is an agreement which gives the buyer the right but not the obligation to buy a certain amount of a specified security for a specific price regardless of the market price of the security. A call option is termed covered when the seller owns the securities underlying the option.

Typically, the Fund sells an individual security when the company fails to meet expectations, there is a deterioration of the underlying fundamentals, the intermediate and long-term prospects for the company are poor or the Advisor determines to take advantage of a better investment opportunity.

Diane E. Jaffee and Matthew J. Spahn are the Fund’s portfolio managers.

Main Risks

The Fund holds primarily stocks, which may go up or down in value, sometimes rapidly and unpredictably. Although stocks offer the potential for greater long-term growth than most debt securities, stocks generally have higher short-term volatility. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. In addition, the Fund may hold convertible debt securities. Many convertible debt securities are rated below investment grade and are considered speculative by rating agencies as to repayment of principal and interest.

The primary risks affecting this fund are “price volatility risk” and “equity risk.” Price volatility refers to the possibility that the value of the Fund’s portfolio will change as the prices of its investments go up or down. The Fund’s returns may vary, and you could lose money. This Fund may be less susceptible to price volatility than funds that invest in the securities of small companies. This is especially true during periods of economic uncertainty or during economic downturns. Equity risk is the risk that stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or extended periods. The value of stocks and other equity securities will change based on changes in a company’s financial condition and in overall market and economic conditions.

The Fund may also be subject to “investment style risk.” The Advisor primarily uses a particular style or set of styles—in this case “value” styles—to select investments for the Fund. Those styles may be out of favor or may not produce the best results over short or longer time periods and may increase the volatility of the Fund’s share price.

TCW Dividend Focused Fund

Investment Objectives/Approach

The Fund seeks to realize a high level of dividend income consistent with prudent investment management. Capital appreciation is a secondary objective. To pursue this goal, the Fund will invest (except when maintaining a temporary defensive position) at least 80% of the value of its net assets in equity securities of companies that have a record of paying dividends. If the Fund changes this investment policy, it will notify shareholders at least 60 days in advance of the change.

Concepts to understand

Value Companies are companies that appear under priced according to certain financial measurements of their intrinsic worth or business prospects (such as price-to-earnings or price-to-book ratios). Because a stock can remain under valued for years, value investors often look for factors that could trigger rise in prices.

The Advisor analyzes economic and market conditions and identifies securities that make the best investments in the pursuit of the Fund’s investment objectives. In selecting the investments, the Advisor considers factors which may include one or more of the following:

•	the company’s current valuation

•	market capitalization

•	price/earnings ratio

•	current dividend yield

•	the company’s potential for a strong positive cash flow and future dividend growth.

The Fund will generally invest in equity securities which include common and preferred stock; rights or warrants to purchase common or preferred stock; securities convertible into common or preferred stock such as bonds and debentures; American Depository Receipts (ADRs); and other securities with equity characteristics. ADRs are typically certificates issued by U.S. banks which represent a stated number of shares of a foreign corporation that a bank holds in its vault.

The Fund may invest some of its assets on covered call options. A covered call option is any agreement which gives the buyer the right but not the obligation to buy a certain amount of a specified security for a specific price within a certain time period regardless of market price of the security. A call option is termed covered when the seller owns the securities underlying the option.

Typically, the Fund sells an individual security when the company fails to meet expectations, there is a deterioration of the underlying fundamentals, the immediate and long-term prospects for the company are poor or the Advisor determines to take advantage of a better investment opportunity.

Diane E. Jaffee is the Fund’s portfolio manager.

Main Risks

The Fund holds primarily stocks, which may go up or down in value, sometimes rapidly and unpredictably. Although stocks offer the potential for greater long-term growth than most debt securities, stocks generally have higher short-term volatility. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. In addition, the Fund may hold convertible debt securities. Many convertible debt securities are rated below investment grade and are considered speculative by rating agencies as to repayment of principal and interest.

The primary risks affecting this Fund are “price volatility” and “equity risk.” Price volatility refers to the possibility that the value of the Fund’s portfolio will change as the prices of its investments go up or down. The Fund’s returns may vary, and you could lose money. This Fund may be less susceptible to price volatility because it invests in the securities of large companies. This is especially true during periods of economic uncertainty or during economic downturns. Equity risk is the risk that stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or extended periods. The value of stocks and other equity securities will change based on changes in a company’s financial condition and in overall market and economic conditions.

This Fund may be subject to “investment style risk.” The Adviser primarily uses a particular style or set of styles—in this case “value” styles—to select investments for the Fund. These styles may be out of favor or may not produce the best results over short or longer time periods and may increase volatility of the Fund’s share price.

TCW Equities Fund

Investment Objectives/Approach

The Fund seeks long-term capital appreciation. To pursue this goal, the Fund invests primarily in equity securities of large capitalization companies. Equity securities include common and preferred stock; rights or warrants to purchase common or preferred stock; securities convertible into common or preferred stock; and other securities with equity characteristics. The Fund will invest (except when maintaining a temporary defensive position) at least 80% of the value its net assets (plus amounts borrowed for investment purposes) in publicly traded equity securities of companies with a market capitalization of greater than $3 billion at the time of purchase. If the Fund changes this investment policy, it will notify shareholders at least 60 days in advance of the change. The Fund will invest in companies trading below their intrinsic value in the opinion of the Advisor.

Concepts to understand

Large capitalization companies are established companies that are considered known quantities. Large capitalization companies often have the resources to weather economic shifts, although they can be slower to innovate than small companies.

Intrinsic value represents a company’s long-term value. Because a stock can remain below its intrinsic value for years, investors often looks for factors that could trigger a rise in price.

In managing the Fund’s investments, the Advisor seeks to invest in attractively valued equity securities of companies where the return on invested capital is improving. The Advisor utilizes bottom-up fundamental research to identify these companies. The Advisor performs fundamental research by using techniques such as:

•	making company visits

•	financial screening to identify companies

•	maintaining a disciplined approach to stock selection and portfolio construction

The Advisor will use both quantitative and qualitative screening criteria to supplement the scope of fundamental research.

Typically, the Fund sells an individual security when the company fails to meet expectations, there is a deterioration of underlying fundamentals, the intermediate and long-term prospects for the company are poor or the Advisor determines to take advantage of a better investment opportunity.

Thomas K. McKissick and N. John Snider are the Fund’s portfolio managers.

Main Risks

The Fund holds primarily stocks, which may go up or down in value, sometimes rapidly and unpredictably. Although stocks offer the potential for greater long-term growth than most debt securities, stocks generally have higher short-term volatility. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. In addition, the Fund may hold convertible debt securities. Many convertible debt securities are rated below investment grade and are considered speculative by rating agencies as to repayment of principal and interest.

The primary risks affecting this Fund are “price volatility,” and “equity risk.” Price volatility refers to the possibility that the value of the Fund’s portfolio will change as the prices of its investments go up or down. The Fund’s returns may vary, and you could lose money. This Fund may be less susceptible to price volatility than funds that invest in the securities of small companies. This is especially true during periods of economic uncertainty or during economic downturns. Equity risk is the risk that stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or extended periods. The value of stocks and other equity securities will change based on changes in a company’s financial condition and in overall market and economic conditions.

TCW Focused Equities Fund

Investment Objectives/Approach

The Fund seeks long-term capital appreciation. To pursue this goal, the Fund invests primarily in equity securities of large capitalization companies. These equity securities include common and preferred stock; rights or warrants to purchase common or preferred stock; securities convertible into common or preferred stock such as convertible bonds and debentures; and other securities with equity characteristics. The Fund will invest (except when maintaining a temporary defensive position) at least 80% of the value of its net assets (plus amounts borrowed for investment purposes) in publicly traded equity securities of companies with a market capitalization of greater than $3 billion dollars at the time of purchase. If the Fund changes this investment policy, it will notify shareholders at least 60 days in advance of the change. The Fund will invest in companies trading below their intrinsic value.

Concepts to understand

Large capitalization companies are established companies that are considered known quantities. Large capitalization companies often have the resources to weather economic shifts, though they can be slower to innovate than small companies.

Intrinsic Value represents a company’s long-term value. Because a stock can remain below its intrinsic value for years, investors often look for factors that could trigger a rise in prices.

The Fund will typically invest in a portfolio of 25 to 40 issues. In managing the Fund’s investments, the Advisor seeks to invest in attractively valued equity securities where the return on invested capital is improving. The Advisor utilizes bottom-up fundamental research to identify these companies. The Advisor will use both qualitative and quantitative screening criteria to supplement the scope of fundamental research. The application of the Advisor’s quantitative screening focuses on companies that have a disciplined approach to investing capital and favors companies with increasing return on invested capital. The Advisor performs fundamental research by using techniques such as:

•	making company visits

•	telephone contract with senior management

•	industry conferences

•	financial projections

Typically, the Fund sells an individual security when the company fails to meet expectations, there is a deterioration of underlying fundamentals, the intermediate and long-term prospects for the company are poor or the Advisor determines to take advantage of a better investment opportunity.

Thomas K. McKissick and N. John Snider are the Fund’s portfolio managers.

Main Risks

The Fund holds primarily stocks, which may go up or down in value, sometimes rapidly and unpredictably. Although stocks offer the potential for greater long-term growth than most debt securities, stocks generally have higher short-term volatility. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. In addition, the Fund may hold convertible debt securities. Many convertible debt securities are rated below investment grade and are considered speculative by rating agencies as to repayment of principal and interest.

The primary risks affecting this Fund are “price volatility” and “equity risk.” Price volatility refers to the possibility that the value of the Fund’s portfolio will change as the prices of its investments go up or down. Because the Fund will generally only hold between 25 and 40 equity securities of different issuers, it may include large concentrations in certain sectors of the economy. As a result, the Fund may be subject to wider fluctuations in value than would be the case if it was subject to broader diversification requirements. The Fund’s returns may vary, and you could lose money. This Fund may be less susceptible to price volatility because it invests in the securities of large companies. This is especially true during periods of economic uncertainty or during economic downturns. Equity risk is the risk that stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or extended periods. The value of stocks and other equity securities will change based on changes in a company’s financial condition and in overall market and economic conditions.

TCW Growth Equities Fund

Investment Objectives/Approach

The Fund seeks long-term capital appreciation. To pursue this goal, the Fund anticipates that at least 80% of the value of its net assets (plus amounts borrowed for investment purposes) will be invested (except when maintaining a temporary defensive position) in equity securities. If the Fund changes this investment policy it will notify shareholders at least 60 days in advance of the change. Equity securities include common and preferred stock; rights or warrants to purchase common or preferred stock; securities convertible into common or preferred stock; and other securities with equity characteristics. Generally, at the time a new position is initially purchased into the Fund, the issue will be within the capitalization range of the companies comprising the Russell MidCap Growth Index. As of December 31, 2006, the market capitalization range of the Russell Midcap Growth Index was between $1.2 billion and $21.4 billion. The Fund will be primarily invested in issuers which are characterized as “growth” companies according to criteria established by the Advisor.

Concepts to understand

Growth companies are companies expected to exhibit faster than average gains in earnings and which are expected to continue to show a high level of growth gain.

The Advisor utilizes a “bottom-up” approach to identify securities for investment. First, the Advisor uses quantitative and qualitative criteria to screen companies. The Advisor then subjects companies that make it through this screening process to fundamental analysis, which generally looks for at least one or more of the following factors:

•	a demonstrated record of consistent earnings growth or the potential to grow earnings

•	an ability to earn an attractive return on equity

•	a price/earnings ratio which is less than the Advisor’s internally estimated three-year earnings growth rate

•	a large and growing market share

•	a strong balance sheet

•	significant ownership interest by management and a strong management team.

The Fund seeks to achieve diversification by limiting the weighting in any one security or any one sector.

Typically, the Fund sells an individual security when the company fails to meet expectations, there is a deterioration of underlying fundamentals, the intermediate and long-term prospects for the company are poor or the Advisor determines to take advantage of a better investment opportunity. The Fund will also sell if an individual security weighting or sector weighting is too large.

R. Brendt Stallings is the Fund’s portfolio manager

Main Risks

The Fund holds primarily stocks, which may go up or down in value, sometimes rapidly and unpredictably. Although stocks offer the potential for greater long-term growth than most debt securities, stocks generally have higher short-term volatility. In addition, the Fund may hold convertible debt securities. Many convertible debt securities are rated below investment grade and are considered speculative by rating agencies as to repayment of principal and interest.

The primary risks affecting this Fund are “price volatility”, “liquidity risk” and “equity risk.” Price volatility refers to the possibility that the value of the Fund’s portfolio will change as the prices of its investments go up or down. This Fund may be subject to greater price volatility than funds that invest in the securities of larger companies. The Fund’s returns may vary, and you could lose money. Liquidity risk refers to the possibility that the Fund may lose money or be prevented from earning capital gains if it cannot sell securities at the time and price that is most beneficial to the Fund. Because the securities of medium-sized companies may be less liquid than the securities of large-sized companies, the Fund may be susceptible to liquidity risk more than funds that invest in the securities of large-sized companies. In addition, the Fund may be subject to liquidity risk because it may invest in debt instruments rated below investment grade. Equity risk is the risk that stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or extended periods. The value of stocks and other equity securities will change based on changes in a company’s financial condition and in overall market and economic conditions.

The Fund may also be subject to “investment style risk.” The Advisor primarily uses a particular style or set of styles—in this case “growth” styles—to select investments for the Fund. Those styles may be out of favor or may not produce the best results over short or longer time periods, and may increase the volatility of the Fund’s share price.

TCW Large Cap Core Fund

Investment Objectives/Approach

The Fund seeks long-term total return. To pursue this goal, the Fund invests primarily in equity securities of large capitalization companies and invests in a blend of both growth and value companies. These equity securities include common and preferred stock; securities convertible into common or preferred stock such as convertible preferred stocks, bonds and debentures; and other securities with equity characteristics. The Fund will invest (except when maintaining a temporary defensive position) at least 80% of the value of its net assets (plus amounts borrowed for investment purposes) in publicly traded equity securities of companies with a market capitalization of greater than $3 billion dollars at time of purchase. If the Fund changes this investment policy, it will notify shareholders at least 60 days in advance of the change.

Concepts to understand

Large Capitalization Companies are established companies that are considered known quantities. Large capitalization companies often have the resources to weather economic shifts, although they can be slower to innovate than small companies.

The Advisor analyzes economic and market conditions and identifies securities that make the best investments in pursuit of the Fund’s investment objectives. In selecting the investments, the Advisor considers factors which may include one or more of the following:

•

Discounted value of future cash flows. Discounted cash flow valuation consists of forecasting corporate cash flows over a multi-year period and “discounting” them by the equity market expected rate of return, and summing the results to arrive at a value for the security.

•	Free cash yield projected to grow or is sustainably high. Free cash flow is earnings before interest, taxes, depreciation and amortization (“EBITDA”) less capital expenditures.

•	Increasing returns on capital or economic value added.

•	Private market values of similar companies.

•	Cost to replicate the business. This is an estimation of what it would cost to build a business, including its brand and reputation, starting from nothing.

The Advisor also performs a qualitative assessment of the company’s products and competitive position to evaluate the sustainability of its value.

The Advisor employs a style neutral equity strategy typically with exposure to all the economic sectors of the S & P 500 Index. The Advisor seeks to maintain the Fund’s sector weightings in a range to track those of the S & P 500 Index.

The Advisor may temporarily invest up to 100% of a Fund’s assets in high quality short-term money market instruments if it believes adverse economic or market conditions, such as excessive volatility or sharp market declines, justify taking a defensive investment posture.

Typically, the Fund sells an individual security when the company fails to meet expectations, there is a deterioration of the underlying fundamentals, the immediate and long-term prospects for the company are poor, sector weightings are rebalanced or the Advisor determines to take advantage of a better investment opportunity.

Jason S. Maxwell is the Fund’s portfolio manager.

Main Risks

The Fund holds primarily stocks, which may go up or down in value, sometimes rapidly and unpredictably. Although stocks offer the potential for greater long-term growth than most debt securities, stocks generally have higher short-term volatility. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. In addition, the Fund may hold convertible debt securities. Many convertible debt securities are rated below investment grade and are considered speculative by rating agencies as to repayment of principal and interest.

The primary risk affecting this Fund is “price volatility” and “equity risk.” Price volatility refers to the possibility that the value of the Fund’s portfolio will change as the prices of its investments go up or down. The Fund’s returns may vary, and you could lose money. This Fund may be less susceptible to price volatility because it invests in the securities of large companies. This is especially true during periods of economic uncertainty or during economic downturns. Equity risk is the risk that stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or extended periods. The value of stocks and other equity securities will change based on changes in a company’s financial condition and in overall market and economic conditions.

TCW Large Cap Growth Fund

Investment Objectives/Approach

The Fund seeks long-term capital appreciation. To pursue this goal, the Fund invests primarily in equity securities of large capitalization companies. These equity securities include common and preferred stock; rights or warrants to purchase common or preferred stock; securities convertible into common or preferred stock such as convertible bonds and debentures; and other securities with equity characteristics. The Fund will invest (except when maintaining a temporary defensive position) at least 80% of the value of its net assets (plus amounts borrowed for investment purposes) in publicly traded equity securities of companies with a market capitalization of greater than $3 billion dollars at the time of purchase. If the Fund changes this investment policy, it will notify shareholders at least 60 days in advance of the change.

Concepts to understand

Growth companies are companies expected to exhibit faster than average gains in earnings and which are expected to continue to show a high level of growth.

The Fund will typically invest in a portfolio of 35 to 50 securities. In managing the Fund’s investments, the Advisor seeks to invest in companies with superior and sustainable revenue and earnings growth. The Advisor evaluates, analyzes and selects companies:

•	That exhibit catalysts for growth

•	Superior value creation potential

•	Sustainable competitive advantages

•	Superior profitability

Portfolio weightings are driven by bottom-up fundamental research, sustainability and viability of earnings; degree of expected return, and the presence of definable growth catalysts.

Typically, the Fund sells an individual security when the company fails to meet expectations, there is a deterioration of underlying fundamentals, there is an unsatisfactory progression of fundamentals or the Advisor determines to take advantage of a better investment opportunity.

Donald E. Evenson and Derek S. Derman are the Fund’s portfolio managers.

Main Risks

The Fund holds primarily common stocks, which may go up or down in value, sometimes rapidly and unpredictably. Although stocks offer the potential for greater long-term growth than most fixed income securities, stocks generally have higher short-term volatility. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. In addition, the Fund may hold convertible debt securities. Many convertible debt securities are rated below investment grade and are considered speculative by rating agencies as to repayment of principal and interest.

The primary risk affecting this fund are “price volatility risk” and “equity risk.” Price volatility refers to the possibility that the value of the Fund’s portfolio will change as the prices of its investments go up or down. Because the Fund will generally only hold between 35 and 50 equity securities of different issuers, it may include large concentrations in certain sectors of the economy. As a result, the Fund may be subject to wider fluctuations in value than would be the case if it was subject to broader diversification requirements. The Fund’s returns may vary, and you could lose money. This Fund may be less susceptible to price volatility than funds that invest primarily in the securities of small companies. This is especially true during periods of economic uncertainty or during economic downturns. Equity risk is the risk that stocks and other equity security securities generally fluctuate in value more than bonds and may decline in value over short or extended periods. The value of stocks and other equity securities will change based on changes in a company’s financial condition and in overall market and economic conditions.

This Fund may also be subject to “investment style risk”. The Advisor primarily uses a particular style or set of styles—in this case “growth styles”—to select investments for the Fund. These styles may be out of favor or may not produce the best results over short or longer time periods and may increase the volatility of the Fund’s share price.

TCW Opportunity Fund

Investment Objectives/Approach

The Fund seeks capital appreciation. Current income is incidental.

To pursue this goal, it invests (except when maintaining a temporary defensive position) at least 65% of the value of its total assets in equity securities issued by companies with market capitalizations, at the time of acquisition, of $2 billion or less. The Fund may invest in up to 10% of its assets in securities of similar foreign companies or in American Depository Receipts of such companies. The Fund may also write covered call options.

Concepts to understand

Small-Sized Companies. The Fund seeks long term capital appreciation by focusing on small, fast-growing companies that offer cutting-edge products, services or technologies. Because these companies are often in their early stages of development, their stocks tend to fluctuate more than most other securities.

In managing the Fund’s investments, the Advisor tries to identify those companies that have fallen out of favor and whose stock is selling below what the Advisor believes is its real value. The Advisor looks for those stocks with a potential catalyst such as new products, technologies, or management that will trigger an increase in their value. The Advisor analyzes each candidate’s fundamental strength, looking for companies with well positioned product lines and experienced management with equity ownership. In the course of this analysis, the Advisor often discovers that many individual stocks in a particular industry or market sector offer attractive investment opportunities. The Advisor’s analysis finds that frequently the market undervalues entire industries and sectors, offering a cluster of candidates that meet the investment criteria. As a result, the Advisor may focus the Fund’s investments in a number of industries that the Advisor’s analysis has revealed as poised for growth.

The Fund will generally invest in equity securities which include common and preferred stock; rights or warrants to purchase common or preferred stock, securities convertible into common or preferred stocks such as convertible bonds and debentures; American Depository Receipts (ADRs); and other securities with equity characteristics. ADRs are typically certificates issued by U.S. banks which represent a stated number of shares of a foreign corporation that a bank holds in its vault.

The Fund may invest some its assets in covered call options. A call option is an agreement which gives the buyer the right but not the obligation to buy a certain amount of a specified security for a specific price regardless of the market price of the security. A call option is termed covered when the seller owns the securities underlying the option.

Typically, the Fund sells an individual security when the company fails to meet expectations, there is a deterioration of underlying fundamentals, the intermediate and long-term prospects for the company are poor, or the Advisor determines to take advantage of a better investment opportunity.

Diane E. Jaffee is the Fund’s portfolio manager.

Main Risks

The Fund holds primarily stocks, which may go up or down in value, sometimes rapidly and unpredictably. Although stocks offer the potential for greater long-term growth than most debt securities, stocks generally have higher short-term volatility. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. In addition, the Fund may hold convertible debt securities. Many convertible debt securities are rated below investment grade and considered speculative by rating agencies as to repayment of principal and interest.

The primary risks affecting this Fund are “price volatility,” “liquidity risk”, “foreign investing risk” and “equity risk.” Price volatility refers to the possibility that the value of the Fund’s portfolio will change as the prices of its investments go up or down. This Fund may be subject to greater price volatility than funds that invest in the securities of large or midcap companies. The Fund’s returns may vary, and you could lose money. Liquidity risk refers to the possibility that the Fund may lose money or be presented from earning capital gains if it cannot sell securities at the time and price that is most beneficial to the Fund. Because the securities of small-size companies may be less liquid than the securities of large-size companies, the Fund may be more susceptible to liquidity risk than funds that invest in the securities of large-sized companies. Because the Fund may invest a portion of its assets in securities issued by foreign companies, it may be subject to foreign investing risks. Foreign investing risk refers to the likelihood that foreign investments may be riskier than U.S. investments because of many factors, some of which include:

•	lack of political or economic stability

•	foreign controls on investment and currency exchange rates

•	withholding taxes

•	a lack of adequate company information

In addition, securities traded only through foreign markets may be more volatile and are often harder to sell. Volatility is a way to measure the changes in the price of a single security or an entire portfolio. Large and frequent price changes indicate higher volatility, which generally indicates that there is a greater chance that you could lost money over the short term. The Fund is also subject to foreign currency risk. Because foreign securities are generally denominated and pay dividends or interest in foreign currencies, the value of the net assets of the Fund as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates. Equity risk is the risk that stocks and other equity securities generally fluctuate in value more than bonds and may decline in value overshort or extended periods. The value of stocks and other equity securities will change based on changes in a company’s financial condition and in overall market and economic conditions.

The Fund may also be subject to “investment style risk.” The Advisor primarily uses a particular style or set of styles—in this case “value” styles—to select investments for the Fund. Those styles may be out of favor or may not produce the best results over short or longer time periods and may increase the volatility of the Fund’s share price.

TCW Select Equities Fund

Investment Objectives/Approach

The Fund seeks long-term capital appreciation. Performance should be measured over a full market cycle.

Concepts to understand

Large capitalization companies are established companies that are considered known quantities. Large companies often have the resources to weather economic shifts, though they can be slower to innovate than small companies.

To pursue this goal, the Fund invests primarily in the common stocks of larger companies. The investment philosophy underlying our strategy is a highly focused approach which seeks to achieve superior long-term returns by owning shares in companies that are believed to have strong and enduring business models and inherent advantages over their competitors. Except when maintaining a temporary defensive position, the Fund anticipates that at least 80% of the value of its net assets (plus amounts borrowed for investment purposes) will be invested in equity securities of these companies. If the Fund changes this investment policy, it will notify shareholders at least 60 days in advance of this change. Equity securities include common and preferred stock; rights or warrants to purchase common or preferred stock; securities convertible into common or preferred stock; and other securities with equity characteristics.

Typically, the Fund sells an individual security when the company fails to meet expectations, there is a deterioration of underlying fundamentals, in the Advisor’s opinion the security becomes fully valued, the intermediate and long-term prospects for the company are poor or the Advisor determines to take advantage of a better investment opportunity.

The Fund may invest some assets in options, futures and foreign currency futures and forward contracts. These practices are used primarily to hedge the

Fund’s portfolio but may be used to attempt to increase returns; however, such practices sometimes may reduce returns or increase volatility.

The Fund seeks to earn additional income by making loans of its portfolio securities to brokers, dealers and other financial institutions. The loans will be secured at all times by cash and liquid high grade debt obligations. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower fail financially.

Craig C. Blum and Stephen A. Burlingame are the Fund’s portfolio managers.

Main Risks

The Fund holds primarily stocks, which may go up or down in value, sometimes rapidly and unpredictably. Although stocks offer the potential for greater long-term growth than most fixed income securities, stocks generally have higher short-term volatility. In addition, the Fund may hold convertible debt securities. Many convertible debt securities are rated below investment grade and are considered speculative by rating agencies as to repayment of principal and interest.

The primary risks affecting this Fund are “price volatility” and “equity risk.” Price volatility refers to the possibility that the value of the Fund’s portfolio will change as the prices of its investments go up or down. Because the Fund will generally only hold between 25 and 40 equity securities of different issuers, it may include large concentrations in certain sectors of the economy. As a result, the Fund may be subject to wider fluctuations in value than would be the case if it was subject to broader diversification requirements. The Fund’s returns may vary, and you could lose money. The Fund may be less susceptible to price volatility than funds that primarily invest in the securities of small companies. This is especially true during periods of economic uncertainty or during economic downturns. Equity risk is the risk that stocks and other equity securities generally fluctuate in value more than bonds and may decline in value or short and extended periods. The value of stocks and other equity securities will change based on changes in a company’s financial condition and in overall market and economic conditions.

The Fund may also be subject to “investment style risk.” The Advisor primarily uses a particular style or set of styles—in this case “growth” styles—to select investments for the Fund. Those styles may be out of favor or may not produce the best results over short or longer time periods and may increase the volatility of the Fund’s share price.

TCW Small Cap Growth Fund

Investment Objectives/Approach

The Fund seeks long-term capital appreciation. To pursue this goal, it invests (except when maintaining a temporary defensive position) at least 80% of the value of its net assets (plus amounts borrowed for investment purposes) in equity securities issued by companies with market capitalizations, at the time of acquisition, within the capitalization range of the companies comprising the Russell 2000 Growth Index. If the Fund changes this investment policy, it will notify shareholders at least 60 days in advance of the change. As of December 31, 2006, the market capitalization of companies included in the Russell 2000 Growth Index was between $68 million and $3.1 billion. Equity securities include common and preferred stock; rights or warrants to purchase common or preferred stock; securities convertible into common or preferred stock; and other securities with equity characteristics.

Concepts to understand

Small-Sized Companies seek long term capital appreciation by focusing on small, fast-growing companies that offer cutting-edge products, services or technologies. Because these companies are often in their early stages of development, their stocks tend to fluctuate more than most other securities.

In managing the Fund’s investments, the Advisor pursues a small cap growth investment philosophy. That philosophy consists of fundamental company-by-company analysis to screen potential investments and to monitor securities in the Fund’s portfolio.

Typically, the Fund sells an individual security when the company fails to meet expectations, there is a deterioration of underlying fundamentals, the intermediate and long-term prospects for the company are poor or the Advisor determines to take advantage of a better investment opportunity.

Husam H. Nazer is the Fund’s portfolio manager.

Main Risks

The Fund holds primarily stocks, which may go up or down in value, sometimes rapidly and unpredictably. Although stocks offer the potential for greater long-term growth than most debt securities, stocks generally have higher short-term volatility. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. In addition, the Fund may hold convertible debt securities. Many convertible debt securities are rated below investment grade and are considered speculative by rating agencies as to repayment of principal and interest.

The primary risks affecting this Fund are “price volatility,” “liquidity risk” and “equity risk.” Price volatility refers to the possibility that the value of the Fund’s portfolio will change as the prices of its investments go up or down. This Fund may be subject to greater price volatility than funds that invest in the securities of large or midcap companies. The Fund’s returns may vary, and you could lose money. Liquidity risk refers to the possibility that the Fund may lose money or be prevented from earning capital gains if it cannot sell securities at the time and price that is most beneficial to the Fund. Because the securities of small-size companies may be less liquid than the securities of large-size companies, the Fund may be more susceptible to liquidity risk than funds that invest in the securities of large-sized companies. Equity risk is the risk that stocks and other equity securities generally fluctuate in value more than bonds and may decline in value overshort and extended periods. The value of stocks and other equity securities will change based on changes in a company’s financial condition and in overall market and economic conditions.

The Fund may also be subject to “investment style risk.” The Advisor primarily uses a particular style or set of styles—in this case “growth” styles—to select investments for the Fund. Those styles may be out of favor or may not produce the best results over short or longer time periods and may increase the volatility of the Fund’s share price.

TCW Value Added Fund

Investment Objectives/Approach

The Fund seeks long-term capital appreciation. To pursue this goal, it invests (except when maintaining a temporary defensive position) at least 65% of the value of its net assets (plus amounts borrowed for investment purposes) in equity securities issued by value companies with market capitalizations, at the time of acquisition, within the range of the companies comprising the Standard & Poor’s Small Cap 600 Index. As of December 31, 2006, the market capitalization of companies included in the Standard & Poor’s Small Cap 600 Index was between $66 million and $3.7 billion. Equity securities include common and preferred stock; rights or warrants to purchase common or preferred stock; securities convertible into common or preferred stock; and other securities with equity characteristics.

Concepts to understand

Undervalued Assets: When a company’s securities are selling below probable liquidation values, net working capital or tangible book value.

Undervalued Growth Potential: When a company has a strong potential growth rate and a strong balance sheet but has securities selling at a market multiple (based on normalized earnings) and/or a price earnings multiple at a discount to its peer group of companies.

Turnaround Situation: When a company has a sound balance sheet but has securities that are selling at a significant market discount to the Advisor’s estimate of the company’s 24 month sustainable earnings.

Emerging Growth Company: When a company has the potential for a significant annual growth rate, a proprietary product and/or pre-eminent market position, with a price/earnings multiple of generally not more than half the expected growth rate.

In managing the Fund’s investments, the Advisor generally looks to invest the Fund’s assets in the equity securities of companies that are in one or more of the following situations:

•	have undervalued assets or undervalued growth potential

•	are in a turnaround situation

•	are emerging growth companies

The Advisor performs fundamental analysis on each company. This includes a review of available financial and other business information, company visits and/or management interviews.

Investments will be sold for reasons such as when it is judged by the Advisor that a company will not achieve anticipated results, a position becomes larger than predetermined percentage of the portfolio or when the investment becomes fully valued.

Nicholas F. Galluccio and Susan I. Suvall are the Fund’s portfolio managers.

Main Risks

The Fund holds primarily stocks, which may go up or down in value, sometimes rapidly and unpredictably. Although stocks offer the potential for greater long-term growth than most debt securities, stocks generally have higher short-term volatility. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. In addition, the Fund may hold convertible debt securities. Many convertible debt securities are rated below investment grade and are considered speculative by rating agencies as to repayment of principal and interest.

The primary risks affecting this fund are “price volatility risk,” “liquidity risk” and “equity risk.” Price volatility refers to the possibility that the value of the Fund’s portfolio will change as the prices of its investments go up or down. This Fund may be subject to greater price volatility than funds that invest in the securities of large companies. The Fund’s returns may vary, and you could lose money. Liquidity risk refers to the possibility that the Fund may lose money or be prevented from earning capital gains if it cannot sell securities at the time and price that is most beneficial to the Fund. Because the securities of small-size companies may be less liquid than the securities of large-size companies, the Fund may be more susceptible to liquidity risk than funds that invest in the securities of large-sized companies. Equity risk is the risk that stocks and other equity securities generally fluctuate in value more than bonds and may decline in value or short or extended periods. The value of stocks and other equity securities will change based on changes in a company’s financial condition and in overall market and economic conditions.

The Fund may also be subject to “investment style risk.” The Advisor primarily uses a particular style or set of styles—in this case “value” styles—to select investments for the Fund. Those styles may be out of favor or may not produce the best results over short or longer time periods and may increase the volatility of the Fund’s share price.

TCW Value Opportunities Fund

Investment Objectives/Approach

The Fund seeks long-term capital appreciation. To pursue this goal, the Fund invests (except when maintaining a temporary defensive position) at least 65% of the value of its net assets in equity securities of companies with market capitalizations, at time of acquisition, within the capitalization range of the companies comprising the Russell MidCap Value Index. As of December 31, 2006, the market capitalization of companies included in the Russell MidCap Value Index was between $1.3 billion and $19.2 billion. Equity securities include common and preferred stock; rights or warrants to purchase common or preferred stock; securities convertible into common or preferred stock; and other securities with equity characteristics.

Concepts to understand

Undervalued Assets: When a company’s securities are selling below probable liquidation values, net working capital or tangible book value.

Undervalued Growth Potential: When a company has a strong potential growth rate and a strong balance sheet but has securities selling at less than a market multiple (based on normalized earnings) and/or a price earnings multiple at a discount to its peer group of companies.

Turnaround Situation: When a company has a sound balance sheet but has securities that are selling at a significant market discount to the Advisor’s estimate of the company’s 24 month sustainable earnings.

In managing the Fund’s investments, the Advisor generally looks to invest the Fund’s assets in the equity securities of companies that are in one or more of the following situations:

•	have undervalued assets
•	have undervalued growth potential
•	are in a turnaround situation

The Advisor also utilizes fundamental analysis on each company. This includes a review of available financial information, company visits and management interviews.

Investments will be sold for reasons such as when it is judged by the Advisor that a company will not achieve anticipated results, a position becomes larger than a predetermined percentage of the portfolio or when the investment becomes fully valued.

The Fund seeks to earn additional income by making loans of its portfolio securities to brokers, dealers and other financial institutions. The loans will be secured at all times by cash and liquid high grade debt obligations. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower fail financially.

Nicholas F. Galluccio and Susan I. Suvall are the Fund’s portfolio managers.

Main Risks

The Fund holds primarily stocks, which may go up or down in value, sometimes rapidly and unpredictably. Although stocks offer the potential for greater long-term growth than most debt securities, stocks generally have higher short-term volatility. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. In addition, the Fund may hold convertible debt securities. Many convertible debt securities are rated below investment grade and are considered speculative by rating agencies as to repayment of principal and interest.

The primary risks affecting this Fund are “price volatility,” “liquidity risk” and “equity risk.” Price volatility refers to the possibility that the value of the Fund’s portfolio will change as the prices of its investments go up or down. This Fund may be subject to greater price volatility than funds that invest in the securities of large companies. The Fund’s returns may vary and you could lose money. Liquidity risk refers to the possibility that the Fund may lose money or be prevented from earning capital gains if it cannot sell securities at the time and price that is most beneficial to the Fund. Because the securities of small and mid-size companies may be less liquid than the securities of large-size companies, the Fund may be more susceptible to liquidity risk than funds that invest in the securities of large-sized companies. Equity risk is the risk that stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or extended periods. The value of stocks and other equity securities will change based on changes in a company’s financial condition and in overall market and economic conditions.

The Fund may also be subject to “investment style risk.” The Advisor primarily uses a particular style or set of styles—in this case “value” styles—to select investments for the Fund. Those styles may be out of favor or may not produce the best results over short or longer time periods and may increase the volatility of the Fund’s share price.

Risk Considerations of Investing

Please consider the following risks before investing in a Fund.

Various market risks can affect the price or liquidity of an issuer’s securities. Adverse events occurring with respect to an issuer’s performance or financial position can depress the value of the issuer’s securities. The liquidity in a market for a particular security will affect its value and may be affected by factors relating to the issuer, as well as the depth of the market for that security. Other market risks that can affect value include a market’s current attitudes about types of securities, market reactions to political or economic events, and tax and regulatory effects (including lack of adequate regulations for a market or particular type of instrument).

General Investment Risk

Since shares of a Fund represent an investment in securities with fluctuating market prices, the value of Fund shares will vary as the value of each Fund’s portfolio securities increases or decreases. Therefore, the value of an investment in a Fund could go down as well as up.

Prices of many securities tend to be more volatile in the short-term. Therefore an investor who trades frequently or redeems in the short-term is more likely to incur a loss than an investor who holds investments for the longer term. The fewer the number of issuers in which a Fund invests, the greater the potential volatility of its portfolio.

The Advisor may temporarily invest up to 100% of a Fund’s assets in high quality, short-term money market instruments if it believes adverse economic or market conditions, such as excessive volatility or sharp market declines, justify taking a defensive investment posture. If a Fund attempts to limit investment risk by temporarily taking a defensive investment position, it may be unable to pursue its investment objective during that time, and it may miss out on some or all of an upswing in the securities markets.

Investment in foreign securities involves special risks in addition to the usual risks inherent in domestic investments. These include: political or economic instability; the unpredictability of international trade patterns; the possibility of foreign governmental actions such as

Foreign Investing

Investing in foreign securities involves risks in addition to the risks associated with domestic securities. An additional risk is currency risk. While the price of the Fund’s shares is quoted in U.S. dollars, a Fund generally converts U.S. dollars to a foreign market’s local currency to purchase a security in that market. If the value of that local currency falls relative to the dollar, the U.S. dollar value of the foreign security will decrease.

expropriation, nationalization or confiscatory taxation; the imposition or modification of foreign currency or foreign investment controls; the imposition of withholding taxes on dividends, interest and gains; price volatility; and fluctuations in currency exchange rates.

As compared to U.S. companies, foreign issuers generally disclose less financial and other information publicly and are subject to less stringent and less uniform accounting, auditing and financial reporting standards. Foreign countries typically impose less thorough regulations on brokers, dealers, stock exchanges, insiders and listed companies than does the U.S., and foreign securities markets may be less liquid and more volatile than domestic markets. Investment in foreign securities involves higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. In addition, security trading practices abroad may offer less protection to investors such as the Funds. Settlement of transactions in some foreign markets may be delayed or may be less frequent than in the U.S., which could affect the liquidity of each Fund’s portfolio. Also, it may be more difficult to obtain and enforce legal judgments against foreign corporate issuers than against domestic issuers and it may be impossible to obtain and enforce judgments against foreign governmental issuers.

Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, and some of the Funds hold various foreign currencies from time to time, the value of the net assets of those Funds as measured in

United States dollars will be affected favorably or unfavorably by changes in exchange rates. Generally, currency exchange transactions will be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market. The cost of currency exchange transactions will generally be the difference between the bid and offer spot rate of the currency being purchased or sold. In order to protect against uncertainty in the level of future foreign currency exchange rates, certain of the Funds are authorized to enter into certain foreign currency futures and forward contracts. However, a Fund is not obligated to do so and, depending on the availability and cost of these services, the Fund may be unable to use foreign currency futures and forward contracts to protect against currency uncertainty. Please see the Statement of Additional Information for further information.

The forward currency market for the purchase or sale of U.S. dollars in most countries is not highly developed, and in certain countries, there may be no such market. If a devaluation of a currency is generally anticipated, a Fund may not be able to contract to sell the currency at an exchange rate more advantageous than that which would prevail after the anticipated amount of devaluation, particularly in regards to forward contracts for local Latin American currencies in view of the relatively small, inactive or even non-existent market for these contracts. In the event the Funds hold securities denominated in a currency that suffers a devaluation, the Funds’ net asset values will suffer corresponding reductions. In this regard, in December 1994, the Mexican government determined to allow the Mexican peso to trade freely against the U.S. dollar rather than within a controlled band, which action resulted in a significant devaluation of the Mexican peso against the dollar. Further, in July 1997, the Thai and Philippine governments allowed the baht and peso, respectively, to trade freely against the U.S. dollar resulting in a sharp devaluation of both currencies, and in 1998 Russia did the same, causing a sharp devaluation of the ruble.

Small and Medium Capitalization Company Risk

Funds such as the Growth Equities, Opportunity, Small Cap Growth, Value Added and Value Opportunities Funds that invest a portion of their assets in the equity securities of companies with small and medium capitalizations are subject to certain risks. Companies with small and medium size market capitalization often have narrower markets, fewer products or services to offer and more limited managerial and financial resources than do larger more established companies. As a result, their performance can be more volatile, and they face a greater risk of business failure, which could increase the volatility and risk of loss of a Fund’s assets.

Debt Securities

Debt securities are subject to two primary (but not exclusive) types of risk: credit risk and interest rate risk. These risks can affect a security’s price volatility to varying degrees, depending upon the nature of the instrument. In addition, the depth and liquidity of the market for an individual or class of debt security can also affect its price and, hence, the market value of a Fund.

Credit Risk refers to the likelihood that an issuer will default in the payment of principal and/or interest on a security. Financial strength and solvency of an issuer are the primary factors influencing credit risk. Because convertible securities may be rated below investment grade, they are subject to greater credit risk.

The Funds may invest in convertible securities rated below investment grade. Debt securities that are rated below investment grade are considered to be speculative. Those debt securities rated below investment grade are also commonly known as “junk bonds.” These securities are regarded as bonds predominately speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Because investment in lower quality securities involves greater investment risk, achievement of the Funds’ investment objective will be more dependent on the Advisor’s analysis than would be the case if the Funds were investing in higher quality debt securities. In addition, lower quality securities may be more susceptible to real or perceived adverse economic and individual corporate developments than would investment grade debt securities. More, the secondary trading market for lower quality securities

Mortgage-Backed Securities

Mortgage-backed securities represent participation interests in pools of residential mortgage loans purchased from individual lenders by a federal agency or originated and issued by private lenders. The Balanced Fund may invest in mortgage-backed securities.

may be less liquid than the market for investment grade securities. This potential lack of liquidity may make it more difficult for the Advisor to accurately value certain portfolio securities.

Interest rate risk refers to the change in value of debt instruments associated with changes in interest rates. Interest rate changes may affect the value of a debt security directly (especially in the case of fixed rate securities) and indirectly (especially in the case of adjustable rate securities). In general, rises in interest rates will negatively impact the value of fixed rate securities and falling interest rates will have a positive effect on value. The degree to which a security’s price will change as a result of changes in interest rates is measured by its “duration.” For example, the price of a bond with a 5 year duration would be expected under normal market conditions to decrease 5% for every 1% increase in interest rates.

Generally, securities with longer maturities have a greater duration and thus are subject to greater price volatility from changes in interest rates. Adjustable rate instruments also react to interest rate changes in a similar manner although generally to a lesser degree (depending, however, on the characteristics of the reset terms, including the index chosen, frequency of reset and reset caps or floors, among other things).

Credit and Market Risks of Mortgage-Backed Securities. The investments by the Balanced Fund in fixed rate and floating rate mortgage-backed securities will entail normal credit risks (i.e., the risk of non-payment of interest and principal) and market risks (i.e., the risk that interest rates and other factors will cause the value

of the instrument to decline). Many issuers or servicers of mortgage-backed securities guarantee timely payment of interest and principal on the securities, whether or not payments are made when due on the underlying mortgages. This kind of guarantee generally increases the quality of a security, but does not mean that the security’s market value and yield will not change. Like bond investments, the value of fixed rate mortgage-backed securities will tend to rise when interest rates fall, and fall when rates rise. Floating rate mortgage-backed securities will generally tend to have minimal changes in price when interest rates rise or fall, but their current yield will be affected. The value of all mortgage-backed securities may also change because of changes in the market’s perception of the creditworthiness of the organization that issued or guarantees them. In addition, the mortgage-backed securities market in general may be adversely affected by changes in governmental legislation or regulation. Fluctuations in the market value of mortgage-backed securities after their acquisition usually do not affect cash income from these securities but are reflected in the Balanced Fund’s net asset value. Factors that could affect the value of a mortgage-backed security include, among other things, the types and amounts of insurance which a mortgage carries, the amount of time the mortgage loan has been outstanding, the loan-to-value ratio of each mortgage and the amount of overcollateralization of a mortgage pool.

Liquidity Risk of Mortgage-Backed Securities. The liquidity of mortgage-backed securities varies by type of security; at certain times the Balanced Fund may encounter difficulty in disposing of investments. Because mortgage-backed securities may be less liquid than other securities, the Balanced Fund may be more susceptible to liquidity risks than funds that invest in other securities. In the past, in stressed markets, certain types of mortgage-backed securities suffered periods of illiquidity if disfavored by the market.

Prepayment, Extension and Redemption Risks of Mortgage-Backed Securities. Mortgage-backed securities reflect an interest in monthly payments made by the borrowers who receive the underlying mortgage loans. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. When that happens, the mortgage-backed security which represents an interest in the underlying mortgage loan will be prepaid. A borrower is more likely to prepay a mortgage which bears a relatively high rate of interest. This means that in times of declining interest rates, a portion of the Balanced Fund’s higher yielding securities are likely to be redeemed and the Balanced Fund will probably be unable to replace them with securities having as great a yield. Prepayments can result in lower yields to shareholders. The increased likelihood of prepayment when interest rates decline also limits market price appreciation of mortgage-backed securities. This is known as prepayment risk. Mortgage-backed securities are also subject to extension risk. Extension risk is the possibility that rising interest rates may cause prepayments to occur at a slower than expected rate. This particular risk may effectively change a security which was considered short or intermediate term into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities. In addition, a mortgage-backed security may be subject to redemption at the option of the issuer. If a mortgage-backed security held by the Balanced Fund is called for redemption, the Balanced Fund will be required to permit the issuer to redeem or “pay-off” the security, which could have an adverse effect on the Fund’s ability to achieve its investment objective.

Collateralized Mortgage Obligations. There are certain risks associated specifically with collateralized mortgage obligations (“CMOs”). CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. The average life of CMOs is determined using mathematical models that incorporate prepayment assumptions and other factors that involve estimates of future economic and market conditions. These estimates may vary from actual future results, particularly during periods of extreme market volatility. Further, under certain market conditions, such as those that occurred in 1994, the average weighted life of certain CMOs may not accurately reflect the price volatility of such securities. For example, in periods of supply and demand imbalances in the market for such securities and/or in periods of sharp interest rate movements, the prices of CMOs may fluctuate to a greater extent than would be expected from interest rate movements alone. CMOs issued by private entities are not obligations issued or guaranteed by the United States Government, its agencies or instrumentalities and are not guaranteed by any government agency, although the securities underlying a CMO may be subject to a guarantee. Therefore, if the collateral securing the CMO, as well as any third party credit support or guarantees, is insufficient to make payment, the holder could sustain a loss.

Stripped Mortgage Securities. Part of the investment strategy of the Balanced Fund involves interest-only stripped mortgage-securities These investments may be highly sensitive to changes in interest rates and tend to be less liquid than other CMOs. In addition, prepayments of the underlying mortgage would lower the Fund’s returns from the stripped securities it holds.

Inverse Floaters. The Balanced Fund may invest in inverse floaters, a class of CMOs with a coupon rate that reset in the opposite direction from the market rate of interest to which it is indexed such as London Interbank Offered Rate (LIBOR) or 11th District Cost of Funds Index (COFI). Any rise in the index rate (as a consequence of an increase in interest rates) causes a drop in the coupon rate of an inverse floater while any drop in the index rate causes an increase in the coupon of an inverse floater. An inverse floater may behave like a security that is leveraged since its interest rate usually varies by a magnitude much greater than the magnitude of any change in the index rate of interest. The “leverage-like” characteristic inherent in inverse floaters are associated with greater volatility in their market prices.

Adjustable Rate Mortgages. ARMs contain maximum and minimum rates beyond which the mortgage interest rate may not vary over the lifetime of the security. In addition, many ARMs provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. Alternatively, certain ARMs contain limitations on changes in the required monthly payment. In the event that a monthly payment is not sufficient to pay the interest accruing on an ARM, any excess interest is added to the principal balance of the mortgage loan, which is repaid through future monthly payments. If the monthly payment for such an instrument exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment required at such point to amortize the outstanding principal balance over the remaining term of the loan, the excess is utilized to reduce the then-outstanding principal balance of the ARM.

Asset-Backed Securities Risk

Certain asset-backed securities do not have the benefit of the same security interest in the related collateral as do mortgage-backed securities; nor are they provided government guarantees of repayment. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In addition, some issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables.

Securities Lending Risk

Each Fund may lend portfolio securities with a value up to 25% of a Fund’s total assets, including collateral received for securities lent. If a Fund lends securities, there is a risk that the securities will not be available to the Fund on a timely basis, and the Fund, therefore, may lose the opportunity to sell the securities at a desirable price. In addition, as with other extensions of credit, there is the risk of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.

Non-Diversified Status

Because a relatively high percentage of a Fund’s assets may be invested in the securities of a limited number of issuers, a Fund may be more susceptible to any single economic, political or regulatory occurrence than a diversified fund.

Each of the TCW Equity Funds, except the Diversified Value, Dividend Focused and Opportunity Funds, is nondiversified for the 1940 Act purposes and as such may invest a larger percentage of its assets in individual issuers than a diversified investment company. In this regard, a Fund is not subject to the general limitation that it not invest more than 5% of its total assets in the securities of any one issuer. To the extent a Fund makes investments in excess of 5% of its assets in a particular issuer, its exposure to credit and market risks associated with that issuer is increased. However, each Fund’s investments will be limited so as to qualify for the special tax treatment afforded “regulated investment companies” under the Internal Revenue Code of 1986, as amended.

Management of the Funds

Investment Advisor

The Funds’ investment Advisor is TCW Investment Management Company (the “Advisor”) and is headquartered at 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017. As of December 31, 2006, the Advisor and its affiliated companies, which provide a variety of trust, investment management and investment advisory services, had approximately $145 billion under management or committed to management.

Portfolio Managers

Listed below are the individuals who have been primarily responsible for the day-to-day portfolio management of the Funds, including a summary of each person’s business experience during the past five years:

Portfolio Manager(s)	Business Experience During Last Five Years*
Craig C. Blum	Managing Director, the Advisor, TCW Asset Management Company and Trust Company of the West.
Stephen A. Burlingame	Managing Director, the Advisor, TCW Asset Management Company and Trust Company of the West.
Derek S. Derman	Senior Vice President, the Advisor TCW Asset Management Company and Trust Company of the West since September 2005. Previously, Mr. Derman was a Co-Portfolio Manager at Provident Investment Counsel (Pasadena, CA).
Donald E. Evenson	Managing Director, the Advisor, TCW Asset Management Company and Trust Company of the West since June 2005. Previously, Mr. Evenson was a Managing Director and Lead Portfolio Manager at Provident Investment Counsel (Pasadena, CA).
Nicholas F. Galluccio	Group Managing Director, the Advisor, TCW Asset Management Company and Trust Company of the West.
Jeffrey E. Gundlach	Chief Investment Officer and Group Managing Director, the Advisor and Trust Company of the West. President and Chief Investment Officer, TCW Asset Management Company
Diane E. Jaffee	Group Managing Director, the Advisor, TCW Asset Management Company and Trust Company of the West.
Jason S. Maxwell	Managing Director, the Advisor, TCW Asset Management Company and Trust Company of the West.
Thomas K. McKissick	Group Managing Director, the Advisor, TCW Asset Management Company and Trust Company of the West.
Husam H. Nazer	Managing Director, the Advisor, TCW Asset Management Company and Trust Company of the West.
N. John Snider	Group Managing Director, the Advisor, TCW Asset Management Company and Trust Company of the West.
Matthew J. Spahn	Senior Vice President, the Advisor, TCW Asset Management Company and Trust Company of the West.
R. Brendt Stallings	Managing Director, the Advisor, TCW Asset Management Company and Trust Company of the West.
Susan I. Suvall	Group Managing Director, the Advisor, TCW Asset Management Company and Trust Company of the West.

*Positions with the TCW Group, Inc. and its affiliates may have changed over time.

The Funds’ Statement of Additional Information provides additional information about the portfolio managers’ investment in the Funds, a description of their compensation structure and information about the accounts they manage.

Advisory Agreements

The Fund and the Advisor have entered into an Investment Advisory and Management Agreement (the “Advisory Agreement”), under the terms of which the Funds have employed the Advisor to manage the investment of their assets, to place orders for the purchase and sale of their portfolio securities, and to be responsible for overall management of the Funds’ business affairs, subject to control by the Board of Directors. Under the Advisory Agreement, the Funds pay to the Advisor as compensation for the services rendered, facilities furnished, and expenses paid by it the following fees:

Fund	Annual Management Fee (As Percent of Average Net Asset Value)
Balanced	0.60%
Diversified Value	0.75%
Dividend Focused	0.75%
Equities	0.55%
Focused Equities	0.65%
Growth Equities	1.00%
Large Cap Core	0.55%
Large Cap Growth	0.65%
Opportunity	0.90%
Select Equities	0.75%
Small Cap Growth	1.00%
Value Added	1.00%
Value Opportunities Fund	0.80%

A discussion regarding the basis for the Board of Directors approval of the Advisory Agreement of the Funds is contained in the Funds’ annual report to shareholders for the twelve months ended October 31, 2006.

The Advisory Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its duties under the agreement.

The Advisor also pays certain costs of marketing the Funds, including sales personnel compensation, from legitimate profits from its investment advisory fees and other resources available to it. The Advisor or its affiliates may pay amounts from their own resources to third parties, including brokers, administrators, and other financial intermediaries, to compensate or reimburse such parties for administrative and shareholder services provided to the Fund and its shareholders. The amount of these payments is determined from time by the Advisor and may differ for different financial intermediaries. These payments are in addition to any fees that may be paid by the Funds for these types of or other services. Such payments may provide incentives for such parties to make shares of the Funds available to their customers, and may allow the Funds greater access to such parties and their customers than would be the case if no compensation were paid.

Multiple Class Structure

Certain of the TCW Funds currently offer three classes of shares: Class I shares, Class N (or Investor Class) shares and Class K (or Advisor Class) shares. Each of the Funds contained in this Prospectus offer N Class shares. The Dividend Focused, Equities, Opportunity, Select Equities, Value Added and Value Opportunities Funds also offer K Class shares. Shares of each class of a Fund represent an equal pro rata interest in that Fund and generally give you the same voting, dividend, liquidation, and other rights. The Class I shares are offered at the current net asset value. The Class N and Class K shares are offered by separate prospectuses at the current net asset value, but will be subject to fees imposed under a distribution plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Because the expenses of each class may differ, the performance of each class is expected to differ.

YOUR INVESTMENT

Account Policies and Services

Buying shares

You pay no sales charges to invest in a Fund. Your price for Fund shares is the Fund’s net asset value per share (NAV) which is calculated as of the close of trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) every day the exchange is open. Your order will be priced at the next NAV calculated after your order is accepted by the Fund. Orders received by a Fund’s transfer agent from dealers, brokers or other service providers (“financial intermediaries”) after the NAV for the day is determined will receive that same day’s NAV if the orders were received by the financial intermediary from its customers prior to 4:00 p.m. (or the time trading closes on the NYSE, whichever is earlier). If you place an order for the purchase of shares through a financial intermediary, the purchase will be based on the NAV next determined, but only if the financial intermediary receives the order by the daily cut-off (usually 4:00 P.M. Eastern time on days the NYSE is open for trading). Your financial intermediary is responsible for transmitting such orders promptly. A Fund’s investments for which market quotations are readily available are valued based on market value. A Fund may use the fair value of a security as determined in accordance with procedures adopted by the Board of Directors if market quotations are unavailable or deemed unreliable or if events occurring after the close of a securities market and before a Fund values its assets would materially affect net asset value. A security that is fair valued may be valued at a higher price or lower price than actual market quotations or value determined by other funds using their own fair valuation procedures. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. The fair value assigned to a security may not represent the value that a Fund could obtain if it were to sell the security.

Minimums

	Initial	IRA	Additional
All Equity Funds	$2,000	$500	$250

The Funds may accept investments of smaller amounts under circumstances deemed appropriate. The Funds reserve the right to change the minimum investment amounts without prior notice. All investments must be in U.S. dollars drawn on domestic banks. The Fund will not accept cash, money orders, checks drawn on banks outside the U.S., travelers checks, bank checks, drafts, cashiers’ checks or credit card checks. Third-party checks, except those payable to an existing shareholder, will also not be accepted. In addition, the Funds will not accept post-dated checks, post-dated on-line bill pay checks or any conditional order or payment. If your check does not clear, you will be responsible for any loss a Fund incurs. You will be charged $25 for every check returned unpaid.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means for you is that when you open an account, the Fund’s transfer agent will ask you for your name, address, date of birth, taxpayer identification number and permanent street address. Mailing addresses containing only a P.O. Box will not be accepted. The transfer agent may also ask to see your driver’s license or other identification documents, and may consult third-party databases to help verify your identity. If the transfer agent is unable to verify your identity or that of another person authorized to act on your behalf, or if it believes it has identified potentially criminal activity, the transfer agent reserves the right to close your account or take any other action it deems reasonable or required by law.

Automatic Investment Plan ($100 minimum)

Once your account has been opened with the initial minimum investment you may make additional purchases at regular intervals through the Automatic Investment Plan (“AIP”). The AIP provides a convenient method to have monies deducted from your bank account for investment into the Fund, on a monthly, bi-monthly, quarterly or semi-annual basis (if your AIP falls on a weekend or holiday, it will be processed on the following business day). In order to participate in the AIP, each purchase must be in the amount of $100 or more and your financial institution must be a member of the Automated Clearing House (ACH) network. If your financial institution rejects your payment, the Fund’s transfer agent will charge a $25 fee to your Fund account. To begin participating in the AIP, please complete the AIP section on the account application or call the Fund’s transfer agent at (800) 248-4486. Any request to change or terminate your AIP should be submitted to the transfer agent at least five business days prior to the effective date of the next transaction.

Selling shares

You may sell shares at any time. Your shares will be sold at the next NAV calculated after your order is accepted by the Fund’s transfer agent or a dealer, broker or other service provider. Any certificates representing Fund shares being sold must be returned with your redemption request. Your order will be processed promptly, and you will generally receive the proceeds within a week.

Before selling recently purchased shares, please note that if the Fund has not yet collected payment for the shares you are selling, it may delay sending the proceeds for up to fifteen days from the purchase date or until payment is collected, whichever is earlier.

Written sell order

Some circumstances require written sell orders, along with signature guarantees. These include:

•	amounts of $100,000 or more

•	amounts of $1,000 or more on accounts whose address has been changed within the last 30 days

•	requests to send the proceeds to a payee, address or a bank account different than what is on our records

A signature guarantee helps protect against fraud. You can obtain one from most banks, securities dealers, credit unions or savings associations but not from a notary public. Please call (800) 248-4486 to ensure that your signature guarantee will be processed correctly.

Exchange privilege

You can exchange from one Class I Fund into another. You must meet the investment minimum for the Fund you are exchanging into. You can request your exchange in writing or by phone. Be sure to read the current prospectus for any Fund into which you are exchanging. Any new account established through an exchange will have the same privileges as your original account (as long as they are available).

Third party transactions

You may buy and redeem Fund shares through certain broker-dealers and financial organizations and their authorized intermediaries. If purchases and redemptions of Fund shares are arranged and settlement is made at an investor’s election through a registered broker-dealer, other than the Fund’s distributor, that broker-dealer may, at its discretion, charge a fee for that service.

Account statements

Every Fund investor automatically receives regular account statements. You will also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

Household mailings

Each year you are automatically sent an updated prospectus and annual and semi-annual reports for the Funds. You may also receive proxy statements for a Fund. In order to reduce the volume of mail you receive, when possible, only one copy of these documents will be sent to shareholders that are part of the same family and share the same residential address.

General policies

If your non-retirement account falls below $2,000 as a result of redemptions and or exchanges for six months or more, the Fund may close your account and send you the proceeds upon 60 days’ written notice.

Unless you decline telephone privileges on your New Account Form, you may be responsible for any fraudulent telephone order as long as the Transfer Agent takes reasonable measures to verify the order. Reasonable measures include a requirement for the caller to provide certain personal identifying information.

Large Redemption Amounts

Each Fund also reserves the right to make a “redemption in kind”—payment in portfolio securities rather than cash—if the amount you are redeeming in any 90-day period is large enough to affect Fund operations ( for example, if it equals more than $250,000 or represents more than 1% of the Fund’s assets).

A signature guarantee is required:

•	if ownership is changed on your account

•	when adding or changing telephone privileges on your account

•	when adding or changing automated bank instructions on your account

Trading Limits

The Funds are not intended to serve as vehicles for frequent trading activity because such trading may disrupt management of the Funds. In addition, such trading activity can increase expenses as a result of increased trading and transaction costs, forced and unplanned portfolio turnover, lost opportunity costs, and large asset swings that decrease the Funds’ ability to provide maximum investment return to all shareholders. In addition, certain trading activity that attempts to take advantage of inefficiencies in the valuation of the Funds’ securities holdings may dilute the interests of the remaining shareholders. This in turn can have an adverse effect on the Funds’ performance.

Accordingly, the Board has adopted the following policies and procedures with respect to frequent purchases and redemptions of Fund shares by shareholders. Each Fund reserves the right to refuse any purchase or exchange request that could adversely affect a Fund or its operations, including those from any individual or group who, in the Fund’s view, is likely to engage in excessive trading. If a purchase or exchange order with respect to a Fund is rejected by a Fund, the potential investor will not benefit from any subsequent increase in the net asset value of the Fund. Further, in order to prevent excessive trading activity, the Funds limit the number of “round trip” transactions that a shareholder may make. A shareholder makes a round trip by purchasing shares of a particular Fund (through either a purchase or exchange from another Fund) and subsequently selling shares of that Fund (through either a redemption or an exchange into another Fund). The Funds reserve the right to refuse any exchange into or purchase order for a Fund from any shareholder upon completion of four round trips with respect to that Fund in a calendar year. Shareholders who exceed these numerical limits are still permitted to redeem their shares. In addition, exchanges and redemptions out of a Fund are not permitted within a 15 day period from the last purchase or exchange into the same Fund. Exceptions to these limits may only be made upon approval of the Advisor’s Vice President of Fund Operations or designee, and such exemptions are reported to the Board of Directors on a quarterly basis.

These restrictions do not apply to certain asset allocation programs (including mutual funds that invest in other mutual funds for asset allocation purposes, and not for short-term trading), to omnibus accounts (except to the extent noted in the next paragraph) maintained by brokers and other financial intermediaries (including 401(k) or other group retirement accounts, although restrictions on Fund share transactions comparable to those set forth in the previous paragraph have been applied to the Advisor’s retirement savings program), and to involuntary transactions and automatic investment programs, such as dividend reinvestment, or transactions pursuant to the Funds’ systematic investment or withdrawal program.

In an attempt to detect and deter excessive trading in omnibus accounts, the Funds or their agents may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. The Funds’ ability to impose restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries. The Funds, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange and redemption orders to the Funds, and thus the Funds may have difficulty curtailing such activity.

In addition, each Fund reserves the right to:

•	change or discontinue its exchange privilege, or temporarily suspend this privilege during unusual market conditions, to the extent permitted under applicable SEC rules;

•	delay sending out redemption proceeds for up to seven days (generally only applies in cases of very large redemptions, excessive trading or during unusual market conditions).

TO OPEN AN ACCOUNT	TO ADD TO AN ACCOUNT
In Writing

Complete the New Account Form. Mail your New

Account Form and a check made payable to TCW

                 Fund to:

Via Regular Mail

TCW Funds, Inc.

c/o U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201-0701

Via Express, Registered or Certified Mail

TCW Funds, Inc.

c/o U.S. Bancorp Fund Services, LLC

615 E. Michigan Street,

3rd Floor Milwaukee, WI 53202

(Same, except that you should include the stub that is attached to your account statement that you receive after each transaction or a note specifying the Fund name, your account number, and the name(s) your account is registered in.)

By Telephone

Please contact the Investor Relations Department at

(800) FUND TCW (386-3829) for a New Account Form. The transfer agent will not establish a new account funded by fed wire unless a completed application is received prior to its receipt of the fed wire.

Wire: Have your bank send your investment to:

U.S. Bank, N.A.

777 E. Wisconsin Avenue

Milwaukee, WI 53202

ABA No. 075000022

Credit: U.S. Bancorp Fund Services LLC

Account No. 182380074993

Further Credit: TCW              Fund

(Name on the Fund Account)

(Fund Account Number)

Before sending your fed wire, please call the transfer agent to advise them of the wire. This will ensure prompt and accurate credit to your account upon receipt of the fed wire.
Via Exchange

Call the transfer agent at (800) 248-4486. The new account will have the same registration as the account from which you are exchanging.

If you need help completing the New Account Form, please call the transfer agent at (800) 248-4486.

TO SELL OR EXCHANGE SHARES
By Mail	To reach the transfer agent, U.S. Bancorp Fund Services, LLC, call toll free in the U.S.
Write a letter of instruction that includes:	(800) 248-4486

•your name(s) and signature(s) as they appear on the account form •your account number •the Fund name •the dollar amount you want to sell or exchange •how and where to send the proceeds	Outside the U.S. (414) 765-4124 (collect)
Obtain a signature guarantee or other documentation, if required (see “Account Policies and Services—Selling Shares”).

Mail your letter of instruction to:
Via Regular Mail
TCW Funds, Inc. c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

Via Express, Registered or Certified Mail
TCW Funds, Inc. c/o U.S. Bancorp Fund Services, LLC
615 E. Michigan Street, 3rd Floor
Milwaukee, WI 53202
By Telephone

Be sure the Funds have your bank account information on file. Call the transfer agent at (800) 248-4486 to request your transaction. Proceeds will be sent electronically to your bank or a check will be sent to the address of record. Any undeliverable checks or checks that remain uncashed for six months will be cancelled and will be reinvested in the Fund at the per share net asset value determined as of the date of cancellation

Telephone redemption requests must be for a minimum of $1,000.

Systematic Withdrawal Plan: As another convenience, you may redeem shares through the systematic withdrawal plan. Call (800) 248-4486 to request a form to add the plan. Complete the form, specifying the amount and frequency of withdrawals you would like.

Under the plan, you may choose to receive a specified dollar amount generated from the redemption of shares in your account on a monthly, quarterly or annual basis. In order to participate in the plan, your account balance must be at least $2,000 and there must be a minimum annual withdrawal of $500. If you elect this redemption method, the Funds will send a check to your address of record, or will send the payment via electronic funds transfer through the Automated Clearing House (ACH) network, directly to your bank account. For payment through the ACH network, your bank must be an ACH member and your bank account information must be on file with the Fund. The plan may be terminated by the Funds at any time.

You may elect to terminate your participation in the plan at any time by contacting the transfer agent sufficiently in advance of the next withdrawal date.

Distributions and Taxes

The amount of dividends of net investment income and distributions of net realized long and short-term capital gains payable to shareholders will be determined separately for each Fund class. Dividends from the net investment income of each Fund will be declared and paid annually except for the Balanced and Dividend Focused Funds, which will declare and pay dividends quarterly. The Funds will distribute any net realized long or short-term capital gains at least annually. Your distributions will be reinvested in the Fund unless you instruct the Fund otherwise. There are no fees or sales charges on reinvestments.

Current tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains and from certain qualifying dividends on corporate stock. These rate reductions do not apply to corporate taxpayers. More information about these rules is provided in the Statement of Additional Information.

In any fiscal year in which a Fund qualifies as a regulated investment company and distributes to shareholders all of its net investment income and net capital gains, the Fund is relieved of federal income tax.

Generally, all dividends and capital gains are taxable whether they are reinvested or received in cash—unless you are exempt from taxation or entitled to tax deferral. Capital gains distributions may be taxable at different rates depending on the length of time a Fund has held the assets sold. Early each year, you will be notified as to the amount and federal tax status of all distributions paid during the prior year. Distributions may also be subject to state or local taxes. The tax treatment of redemptions from a retirement plan account may differ from redemptions from an ordinary shareholder account. If you redeem shares of a Fund or exchange them for shares of another Fund, any gain on the transaction may be subject to tax. You must provide the Funds with a correct taxpayer identification number (generally your Social Security Number) and certify that you are not subject to backup withholding. If you fail to do so, the IRS can require the Funds to withhold 28% (or current rate) of your taxable distributions and redemptions. Federal law also requires the Funds to withhold 30% or the applicable tax treaty rate from dividends paid to nonresident alien, non-U.S. partnership and non-U.S. corporation shareholder accounts.

This is a brief summary of some of the tax laws that affect your investment in the Fund. Please see the Statement of Additional Information and your tax Advisor for further information.

Disclosure of Portfolio Information

The Funds’ Board of Directors has adopted a policy designed to ensure that disclosure of information regarding the Funds’ portfolio securities is in the best interests of Fund shareholders, whereby information is only available under three basic circumstances which are described in greater detail below: (i) on a uniform basis to shareholders and members of the public through a toll fee number and on the TCW website; (ii) to certain financial analysts and rating agencies pursuant to confidentiality agreements; and (ii) to certain third parties as necessary to provide services for the Funds’ ongoing operations. The adequacy and implementation of this policy is subject to the oversight and annual review of the Board of Directors pursuant to SEC rules.

It is the policy of the Funds to provide certain unaudited information regarding the portfolio composition of the Funds as of month-end (the “Portfolio Holdings”) to shareholders and others upon request to the Funds, beginning on the 15th calendar day after the end of the month (or, if not a business day, the next business day thereafter). These complete holdings lists are not contained on the Fund’s website. Top Ten quarter-end holdings lists for each U.S. and international equity fund and the High Yield Bond Fund are posted on the Funds’ website at www.tcw.com.

Shareholders and others who wish to obtain Portfolio Holdings for a particular month may make a request by contacting the Funds between the hours of 7:00 a.m. and 5:00 p.m. Pacific time, Monday through Friday, toll free at (877) 829-4768 beginning on the 15th day following the end of that month (or, if not a business day, the next business day thereafter). Requests for Portfolio Holdings may be made on a monthly basis pursuant to this procedure, or standing requests for Portfolio Holdings may be accepted.

Persons making requests will be asked to provide their name and a mailing address, e-mail address or fax number. The Funds reserve the right to refuse to fulfill a request if they believe that providing Portfolio Holdings would be contrary to the best interests of the Funds. Such decisions are made by personnel of the Advisor of the title of Senior Vice President or higher.

In addition to the policy stated above, the Funds may disclose Portfolio Holdings at other times to analysts or rating agencies. Personnel of the Advisor of a title of Senior Vice President or higher are permitted to release of the Fund’s portfolio holdings, as necessary, in conformity with the Procedures. The disclosure of Portfolio Holdings in this context is conditioned on the recipient agreeing to treat such Portfolio Holdings as confidential (provided that analysts and rating agencies may publish portfolio positions upon the consent of personnel of the Advisor of the title of Senior Vice President or higher, under circumstances where such personnel determine that such information is publicly available through the Funds’ website or by other means, or will become publicly available through such publication), and to not allow the Portfolio Holdings to be used by it or its employees in connection with the purchase or sale of shares of the relevant Funds. In addition, Portfolio Holdings are provided or otherwise available to third-party service providers of the Funds, including the Funds’ custodian, pricing services, broker-dealers to facilitate trading and administrator, as necessary for the provision of services to the Funds. No compensation is received by the Fund or the Advisor in connection with the disclosure of portfolio holdings information.

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. “Total return” shows how much your investment in Class I Shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, are included in the annual report which is available upon request.

TCW Balanced Fund

	September 1, 2006 (Commencement of Offering of I Class Shares) through October 31, 2006
Net Asset Value per Share, Beginning of Period	$10.00

Income from Investment Operations:
Net Investment Income(1)	0.03
Net Realized and Unrealized Gain on Investments	0.43

Total from Investment Operations	0.46

Net Asset Value per Share, End of Period	$10.46

Total Return	4.60%	(2)

Ratios/Supplemental Data:
Net Assets, End of Period (in thousands)	$—	(3)
Ratio of Expenses to Average Net Assets(5)	1.22%	(4)
Ratio of Net Investment to Average Net Assets	1.64%	(4)
Portfolio Turnover Rate	4.70%	(2)

(1) Computed using average shares outstanding throughout the period.

(2) For the period September 1, 2006 (Commencement of Operations) through October 31, 2006 and not indicative of a full year’s operating results.

(3) Amount rounds to less than $1 (in thousands)

(4) Annualized

(5) The Advisor paid the operating expenses of the Fund to the extent necessary to limit the annual operating expenses of the Fund to an amount not to exceed the trailing monthly expense ratio for comparable funds as reported by Lipper, Inc. The expense limitation is voluntary and is terminable on six months notice. Had such actions not been taken, total annualized operating expenses as a percentage of the average net assets would have been 17,582.03% for the period September 1, 2006 (Commencement of Operations) through October 31, 2006.

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. “Total return” shows how much your investment in Class I Shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, are included in the annual report which is available upon request.

TCW Diversified Value Fund

	Year Ended October 31		January 2, 2004 (Commencement of Offering of I Class Shares) through October 31, 2004
	2006	2005
Net Asset Value per Share, Beginning of Period	$13.85	$12.34	$11.27

Income from Investment Operations:
Net Investment Income(1)	0.11	0.09	0.01
Net Realized and Unrealized Gain on Investments	2.58	1.67	1.06

Total from Investment Operations	2.69	1.76	1.07

Less Distributions:
Distributions from Net Investment Income	(0.05)	(0.04)	—
Distributions from Net Realized Gain	(0.25)	(0.21)	—

Total Distributions	(0.30)	(0.25)

Net Asset Value per Share, End of Period	$16.24	$13.85	$12.34

Total Return	19.79%	14.33%	9.49%	(2)

Ratios/Supplemental Data:
Net Assets, End of Period (in thousands)	$553,622	$119,319	$30,426
Ratio of Net Expenses to Average Net Assets	0.94%	1.01%	1.24%	(3)
Ratio of Net Investment Income to Average Net Assets	0.77%	0.63%	0.08%	(3)
Portfolio Turnover Rate	27.44%	34.74%	59.75%	(4)

(1) Computed using the average shares outstanding throughout the period.

(2) For the period January 2, 2004 (Commencement of Offering of I Class Shares) through October 31, 2004 and not indicative of a full year’s operating results.

(3) Annualized.

(4) Represents the Fund’s turnover for the year ended October 31, 2004.

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. “Total return” shows how much your investment in Class I Shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, are included in the annual report which is available upon request.

TCW Dividend Focused Fund

	Year Ended October 31, 2006	November 1, 2004 (Commencement of Offering of I Class Shares) through October 31, 2005
Net Asset Value per Share, Beginning of Period	$11.32	$10.00

Income from Investment Operations:
Net Investment Income(1)	0.22	0.16
Net Realized and Unrealized Gain on Investments	1.91	1.42

Total from Investment Operations	2.13	1.58

Less Distributions:
Distributions from Net Investment Income	(0.19)	(0.18)
Distributions from Net Realized Gain	(0.04)	(0.08)

Total Distributions	(0.23)	(0.26)

Net Asset Value per Share, End of Period	$13.22	$11.32

Total Return	19.07%	9.73%

Ratios/Supplemental Data:
Net Assets, End of Period (in thousands)	$159,858	$51,577
Ratio of Expenses to Average Net Assets	0.87%	1.02%
Ratio of Net Investment to Average Net Assets	1.81%	1.37%
Portfolio Turnover Rate	25.14%	31.50%

(1) Computed using average shares outstanding throughout the period.

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the fiscal years indicated. Certain information reflects financial results for a single Fund share. “Total return” shows how much your investment in the Class I shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, are included in the annual report, which is available upon request.

TCW Equities Fund

	Year Ended October 31
	2006	2005	2004	2003	2002
Net Asset Value per Share, Beginning of Period	$15.00	$13.64	$12.09	$9.75	$10.99

Income (Loss) from Investment Operations:
Net Investment Income(1)	0.17	0.11	0.10	0.08	0.09
Net Realized and Unrealized Gain (Loss) on Investments	2.27	1.38	1.52	2.36	(1.25)

Total from Investment Operations	2.44	1.49	1.62	2.44	(1.16)

Less Distributions:
Distributions from Net Investment Income	(0.14)	(0.13)	(0.07)	(0.10)	(0.08)

Net Asset Value per Share, End of Period	$17.30	$15.00	$13.64	$12.09	$9.75

Total Return	16.37%	10.99%	13.40%	25.26%	(10.68% )

Ratios/Supplemental Data:
Net Assets, End of Period (in thousands)	$87,202	$93,495	$118,025	$107,731	$112,716
Ratio of Expenses to Average Net Assets	0.75%	0.77%	0.74%	0.79%	0.72%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.06%	0.78%	0.77%	0.74%	0.80%
Portfolio Turnover Rate	30.87%	32.31%	49.31%	60.52%	57.35%

(1) Computed using average shares outstanding throughout the period.

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the fiscal years indicated. Certain information reflects financial results for a single Fund share. “Total return” shows how much your investment in the Class I shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, are included in the annual report, which is available upon request.

TCW Focused Equities Fund

	Year Ended October 31, 2006	November 1, 2004 (Commencement of Operations) through October 31, 2005
Net Asset Value, Beginning of Period	$12.28	$10.00

Income (Loss) from Investment Operations:
Net Investment (Loss)(1)	0.02	(0.02)
Net Realized and Unrealized (Loss) on Investments	2.04	2.30

Total from Investment Operations	2.06	2.28
Net Asset Value per Share End of Period	$14.34	$12.28

Total Return	16.78%	11.94%

Ratios/Supplemental Data:
Net Assets, End of Period (in thousands)	$4,689	$—	(2)
Ratio of Expenses to Average Net Assets(3)	1.38%	1.38%
Ratio of Net Investment Income to Average Net Assets	0.13%	(0.21)%
Portfolio Turnover Rate	37.47%	42.82%

(1) Computed using average shares outstanding throughout the period.

(2) Amount rounds to less than $1 (in thousands).

(3) The Advisor paid the operating expenses of the Fund, to the extent necessary to limit the annual operating expenses of the Fund to an amount not to exceed the trailing monthly expense ratio for comparable funds as reported by Lipper, Inc. The expense limitation is voluntary and is terminable on six months notice. Had such actions not been taken, total annualized operating expenses as a percentage of average net assets would have been 2.25% for the year ended October 31, 2006 and 416.31% for the period from November 1, 2004 (Commencement of Offering of I Class Shares) through October 31, 2005.

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. “Total return” shows how much your investment in Class I Shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, are included in the annual report which is available upon request.

TCW Growth Equities Fund

	Year Ended October 31		March 1, 2004 (Commencement of Offering of I Class Shares) through October 31, 2004
	2006	2005
Net Asset Value per Share, Beginning of Period	$11.46	$9.98	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (Loss)(1)	(0.15)	(0.13)	(0.10)
Net Realized and Unrealized Gain on Investments	0.86	1.61	0.08

Total from Investment Operations	0.71	1.48	(0.02)

Net Asset Value per Share, End of Period	$12.17	$11.46	$9.98

Total Return	6.20%	14.83%	(0.20)%	(2)

Ratios/Supplemental Data:
Net Assets, End of Period (in thousands)	$28,916	$24,925	$11,567
Ratio of Net Expenses to Average Net Assets	1.50%	1.62%	1.71%	(3)(4)
Ratio of Net Investment Income to Average Net Assets	(1.23)%	(1.20)%	(1.49)%	(4)
Portfolio Turnover Rate	123.31%	57.18%	19.21%	(2)

(1) Computed using the average shares outstanding throughout the period.

(2) For the period March 1, 2004 (Commencement of Offering of I Class Shares) through October 31, 2004 and not indicative of a full year’s operating results.

(3) Annualized.

(4) The Advisor paid the operating expenses of the Fund, to the extent necessary to limit the annual operating expenses of the Fund to an amount not to exceed the trailing monthly expense ratio for comparable funds as reported by Lipper, Inc. The expense limitation is voluntary and terminable on six months notice. Had such action not been taken, total annualized operating expenses, as a percentage of average net assets would have been 2.82% for the period March 1, 2004 (Commencement of Operations) through October 31, 2004.

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the fiscal years indicated. Certain information reflects financial results for a single Fund share. “Total return” shows how much your investment in the Class I shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, are included in the annual report, which is available upon request.

TCW Large Cap Core Fund

	Year Ended October 31, 2006	November 1, 2004 (Commencement of Operations) through October 31, 2005
Net Asset Value, Beginning of Period	$11.12	$10.00

Income from Investment Operations:
Net Investment Income(1)	0.05	0.01
Net Realized and Unrealized Gain on Investments	1.52	1.14

Total from Investment Operations	1.57	1.15

Less Distributions:
Distributions from Net Investment Income	(0.01)	(0.03)
Distributions from Net Realized Gain	(0.04)	—

Total Distributions	(0.05)	(0.03)

Net Asset Value per Share End of Period	$12.64	$11.12

Total Return	14.22%	11.47%

Ratios/Supplemental Data:
Net Assets, End of Period (in thousands)	$15,683	$5,444
Ratio of Expenses to Average Net Assets	1.16%	1.45% (2)
Ratio of Net Investment Income to Average Net Assets	0.42%	0.05%
Portfolio Turnover Rate	47.96%	29.68%

(1) Computed using average shares outstanding throughout the period.

(2) The Advisor paid the operating expenses of the Fund, to the extent necessary to limit the annual operating expenses of the Fund to an amount not to exceed the trailing monthly expense ratio for comparable funds as reported by Lipper, Inc. The expense limitation is voluntary and is terminable on six months notice. Had such actions not been taken, total annualized operating expenses as a percentage of average net assets would have been 1.94% for the period from November 1, 2004 (Commencement of Offering of I Class Shares) through October 31, 2005.

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. “Total return” shows how much your investment in Class I Shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, are included in the annual report which is available upon request.

TCW Large Cap Growth Fund (Previously named TCW Large Cap Flexible Growth Fund)

	February 6, 2006 (Commencement of Operations) through October 31, 2006
Net Asset Value per Share, Beginning of Period	$20.00

Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.10)
Net Realized and Unrealized Gain on Investments	0.38

Total from Investment Operations	0.28

Net Asset Value per Share, End of Period	$20.28

Total Return	1.40%	(3)

Ratios/Supplemental Data:
Net Assets, End of Period (in thousands)	$7,387
Ratio of Expenses to Average Net Assets	1.45%	(1)(4)
Ratio of Net Investment to Average Net Assets	(0.71)%	(4)
Portfolio Turnover Rate	20.40%	(3)

(1) The Advisor paid the operating expenses of the Fund, to the extent necessary to limit the annual operating expenses of the Fund to an amount not to exceed the trailing monthly expense ratio for comparable funds as reported by Lipper, Inc. The expense limitation is voluntary and terminable on six months notice. Had such action not been taken, total annualized operating expenses, as a percentage of average net assets would have been 3.23% for the period February 6, 2006 (Commencement of Operations) through October 31, 2006.

(2) Computed using average shares outstanding throughout the period.

(3) For the period February 6, 2006 (Commencement of Operations) through October 31, 2006 and not indicative of a full year’s operating results.

(4) Annualized.

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. “Total return” shows how much your investment in the Class I shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. The information for the years ended October 31, 2006, 2005, 2004 and 2003 and the period ended October 31, 2002, has been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, are included in the annual report, which is available upon request. The information for the prior fiscal year has been audited by another independent registered public accounting firm.

TCW Opportunity Fund

	Year Ended October 31,				December 1, 2001 through October 31, 2002		Year Ended November 30, 2001(1)
	2006	2005	2004	2003
Net Asset Value per Share, Beginning of Period	$13.63	$13.29	$12.00	$8.70	$10.41		$9.30

Income (Loss) from Investment Operations:
Net Investment Income (Loss)(2)	(0.01)	(0.03)	(0.06)	(0.04)	(0.03)		(0.03)
Net Realized and Unrealized (Loss) on Investments	2.30	1.29	1.43	3.34	(1.07)		1.43

Total from Investment Operations	2.29	1.26	1.37	3.30	(1.10)		1.40

Less Distributions:
Distributions from Net Realized Gain	(0.63)	(0.92)	(0.08)	—	(0.61)		(0.29)

Net Asset Value per Share, End of Period	$15.29	$13.63	$13.29	$12.00	$8.70		$10.41

Total Return	17.27%	9.54%	11.47%	37.93%	(11.36)%	(3)	15.38%

Ratios/Supplemental Data:
Net Assets, End of Period (in thousands)	$34,008	$31,180	$28,299	$23,417	$15,150		$10,055
Ratio of Expenses to Average Net Assets	1.16%	1.24%	1.31%	1.40%	1.15%	(4),(5)	1.27%
Ratio of Net Investment (Loss) to Average Net Assets	(0.10)%	(0.22)%	(0.48)%	(0.41)%	(0.27)%	(4)	(0.35)%
Portfolio Turnover Rate	48.81%	44.61%	51.62%	55.68%	41.83%	(3)	111%

(1) Reflects the I Class of the former SG Cowen Opportunity Fund adjusted for the exchange.

(2) Computed using average shares outstanding throughout the period.

(3) For the period December 1, 2001 through October 31, 2002 and not indicative of a full year’s operating results.

(4) Annualized.

(5) For the period from December 17, 2001 (the merger date) through December 31, 2002, the Advisor paid the operating expenses of the Fund, to the extent necessary to limit the annual operating expenses of the Fund to an amount not to exceed 1.17% of the Fund’s average daily net assets as stipulated under the Merger Proxy Statement. Had such actions not been taken, total annualized operating expenses, as a percentage of average net assets, would have been 1.31% for the period December 1, 2001 through October 31, 2002.

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the fiscal years indicated. Certain information reflects financial results for a single Fund share. “Total return” shows how much your investment in the Class I shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, are included in the annual report, which is available upon request.

TCW Select Equities Fund

	Year Ended October 31
	2006	2005	2004	2003	2002
Net Asset Value per Share, Beginning of Year	$19.42	$17.79	$17.00	$11.73	$14.45

Income (Loss) from Investment Operations:
Net Investment Income (Loss)(1)	(0.09)	(0.11)	(0.10)	(0.08)	(0.08)
Net Realized and Unrealized Gain (Loss) on Investments	(0.16)	1.74	0.89	5.35	(2.64)

Total from Investment Operations	(0.25)	1.63	0.79	5.27	(2.72)

Net Asset Value per Share, End of Year	$19.17	$19.42	$17.79	$17.00	$11.73

Total Return	(1.29)%	9.16%	4.65%	44.93%	(18.82)%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$2,716,604	$3,041,961	$2,519,200	$1,946,180	$983,646
Ratio of Expenses to Average Net Assets	0.89%	0.90%	0.86%	0.89%	0.86%
Ratio of Net Investment (Loss) to Average Net Assets	(0.44)%	(0.59)%	(0.55)%	(0.56)%	(0.56)%
Portfolio Turnover Rate	38.65%	16.32%	14.41%	22.16%	3.31%

(1) Computed using average shares outstanding throughout the period.

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the fiscal years indicated. Certain information reflects financial results for a single Fund share. “Total return” shows how much your investment in the Class I shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, are included in the annual report, which is available upon request.

TCW Small Cap Growth Fund

	Year Ended October 31
	2006	2005	2004	2003	2002
Net Asset Value per Share, Beginning of Year	$16.56	$14.71	$14.74	$10.23	$15.28

Income (Loss) from Investment Operations:
Net Investment (Loss)(1)	(0.13)	(0.17)	(0.10)	(0.13)	(0.16)
Net Realized and Unrealized Gain (Loss) on Investments	3.45	2.02	0.07	4.64	(4.89)

Total from Investment Operations	3.32	1.85	(0.03)	4.51	(5.05)

Net Asset Value per Share, End of Year	$19.88	$16.56	$14.71	$14.74	$10.23

Total Return	19.98%	12.64%	(0.20)%	44.08%	(33.05)%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$27,454	$26,881	$60,251	$97,783	$71,362
Ratio of Expenses to Average Net Assets	1.40%	1.40%	1.20%	1.26%	1.19%
Ratio of Net Investment (Loss) to Average Net Assets	(0.68)%	(1.10)%	(0.67)%	(1.13)%	(1.09)%
Portfolio Turnover Rate	96.93%	76.33%	42.56%	84.70%	29.01%

(1) Computed using average shares outstanding throughout the period.

Financial Highlights

The Financial highlights table is intended to help you understand the Fund’s financial performance for the fiscal years indicated. Certain information reflects financial results for a single Fund share. “Total return” shows how much your investment in the Class I shares of the Fund would have increased (or decreased) during each period, assuming you had invested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, are included in the annual report, which is available upon request.

TCW Value Added Fund

	Year Ended October 31
	2006	2005	2004	2003		2002
Net Asset Value per Share, Beginning of Period	$12.73	$13.59	$13.80	$8.43		$10.99

Income (Loss) from Investment Operations:
Net Investment (Loss)(1)	(0.10)	(0.09)	(0.13)	(0.12)		(0.13)
Net Realized and Unrealized Gain (Loss) on Investments	2.74	0.69	0.04	5.49		(2.40)

Total from Investment Operations	2.64	0.60	(0.09)	5.37		(2.53)

Less Distributions:
Distributions from Net Realized Gain	(0.96)	(1.46)	(0.12)	—		(0.03)

Net Asset Value per Share, End of Period	$14.41	$12.73	$13.59	$13.80		$8.43

Total Return	21.73%	3.60%	(0.64)%	63.70%		(23.12)%

Ratios/Supplemental Data:
Net Assets, End of Period (in thousands)	$30,271	$28,478	$35,609	$34,924		$11,688
Ratio of Expenses to Average Net Assets	1.57% (2)	1.62% (2)	1.50%	1.61%	(2)	1.56% (2)
Ratio of Net Investment (Loss) to Average Net Assets	(0.74)%	(0.68)%	(0.91)%	(1.16)%		(1.14)%
Portfolio Turnover Rate	74.91%	62.76%	71.97%	67.67%		72.35%

(1) Computed using average shares outstanding throughout the period.

(2) The Advisor paid the operating expenses of the Fund, to the extent necessary to limit the annual operating expenses of the Fund to an amount not to exceed the trailing monthly expense ratio for comparable funds as reported by Lipper, Inc. The expense limitation is voluntary and terminable on six months notice. Had such action not been taken, total annualized operating expenses, as a percentage of average net assets, would have been 1.73%, 1.72%, 1.64% and 1.89% for the years ended October 31, 2006, 2005, 2003, and 2002, respectively.

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the fiscal years indicated. Certain information reflects financial results for a single Fund share. “Total return” shows how much your investment in the Class I shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, are included in the annual report, which is available upon request.

TCW Value Opportunities Fund

	Year Ended October 31
	2006	2005	2004	2003	2002
Net Asset Value per Share, Beginning of Period	$22.15	$20.81	$19.27	$13.05	$15.94

Income (Loss) from Investment Operations:
Net Investment Income (Loss)(1)	0.08	0.01	(0.03)	(0.04)	(0.06)
Net Realized and Unrealized Gain (Loss) on Investments	3.77	1.63	1.57	6.26	(2.67)

Total from Investment Operations	3.85	1.64	1.54	6.22	(2.73)

Less Distributions:
Distributions from Net Investment Income	(0.04)	—	—	—	—
Distributions from Net Realized Gain	(1.69)	(0.30)	—	—	(0.16)

Total Distributions	(1.73)	(0.30)	—	—	(0.16)

Net Asset Value per Share, End of Period	$24.27	$22.15	$20.81	$19.27	$13.05

Total Return	18.16%	7.88%	7.99%	47.66%	(17.39)%
Ratios/Supplemental Data:
Net Assets, End of Period (in thousands)	$800,060	$896,154	$842,560	$546,620	$274,297
Ratio of Expenses to Average Net Assets	0.95%	0.92%	0.93%	0.98%	0.95%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.36%	(0.06)%	(0.14)%	(0.24)%	(0.34)%
Portfolio Turnover Rate	73.48%	59.48%	46.33%	53.78%	84.85%

(1) Computed using average shares outstanding throughout the period.

For More Information

For all shareholder account information such as transactions and account inquiries:

Call (800) 248-4486

For information regarding the TCW Funds, Inc.:

Call (800) FUND TCW (386-3829)

In writing:

TCW Funds, Inc.

c/o U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201-0701

On the Internet:

TCW FUNDS, INC.

www.tcw.com

You may visit the SEC’s website at http://www.sec.gov to view text-only versions of Fund documents filed with the SEC.

You can also obtain copies by visiting the SEC’s Public Reference Room in Washington, DC (phone 1-202-942-8090) or by sending your request and a duplicating fee to the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-0609 or electronic request at the following e-mail address: www.publicinfo@sec.gov.

TCW Funds, Inc.

More information on each Fund is available free upon request by calling (800) FUND TCW (386-3829) or on the Internet at www.tcw.com, including the following:

Annual / Semi-Annual Report

Additional information about each Fund’s investments is in the Funds’ annual and semi-annual reports to shareholders. In the Funds’ annual report you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.

Statement of Additional Information (SAI)

Provides more details about each Fund and its policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference and is legally considered part of this prospectus. The SAI can be reviewed and photocopied at the SEC’s Public Reference Room in Washington, D.C.

SEC file number: 811-7170

US Equity Funds

TCW Balanced Fund

TCW Diversified Value Fund

TCW Dividend Focused Fund

TCW Equities Fund

TCW Focused Equities

TCW Growth Equities Fund

TCW Large Cap Core Fund

TCW Large Cap Growth Fund

TCW Opportunity Fund

TCW Select Equities Fund

TCW Small Cap Growth Fund

TCW Value Added Fund

TCW Value Opportunities Fund

US Fixed Income Funds

TCW Core Fixed Income Fund

TCW High Yield Bond Fund

TCW Money Market Fund

TCW Short Term Bond Fund

TCW Total Return Bond Fund

International Funds

TCW Asia Pacific Equities Fund

TCW Emerging Markets Equities Fund

TCW Emerging Markets Income Fund

TCW Global Equities Fund

More information on each Fund is available free upon request by calling (800) FUND-TCW (386-3829), or on the Internet at www.tcw.com, including the following:

Annual/Semi-Annual Report

Additional information about each Fund’s investments is in the Funds’ annual and semi-annual reports to the shareholders. In the Funds’ annual report you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.

Statement of Additional Information (SAI)

Provides more details about each Fund and its policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference and is legally considered part of this prospectus.

You can also obtain copies by visiting the SEC’s Public Reference Room in Washington, DC (Phone: 1-202-942-8090) or by sending your request and a duplicating fee to the SEC’s Public Reference Section, Washington, DC 20549-0609.

Text-only versions of Fund documents can be viewed online or downloaded from the SEC: www.sec.gov

TCW Funds, Inc.

865 South Figueroa Street, Suite 1800

Los Angeles, California 90017

800-FUND-TCW (800-386-3829)

advisors@tcw.com • www.tcw.com

SEC file number: 811 7170